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                                                                    EXHIBIT 10.2

                           PURCHASE AND SALE AGREEMENT

         In this Purchase and Sale Agreement (this "Agreement") the following terms shall have the following meanings:

Date:             March __, 2001

Seller:           Corporate Realty Investment Company, L.L.C.
                  One Exeter Plaza, 11th Floor
                  Boston, Massachusetts  02116
                  Telephone: (617) 303-4400
                  Facsimile: (617) 303-4440

Buyer:            Fort Austin Limited Partnership
                  c/o American Retirement Corporation
                  111 Westwood Place, Suite 402
                  Brentwood, TN 37027
                  Telephone: (615) 221-2250
                  Facsimile: (615) 221-2269
                  Attention: Todd Kaestner

         The Owner: CRICFW One, LLC, a Delaware limited liability company formed pursuant to a Limited Liability Company Agreement of CRICFW One, LLC (the "LLC Agreement"), dated as of February 8, 1998, among Wilmington Trust Company ("WTC"), as Independent Manager, and Seller, as Member.

Membership
Interest:         One hundred percent (100%) of the Membership Interest in the
                  Owner, which is presently held by Seller. As used herein, "Membership Interest" shall have the meaning given to it in the LLC Agreement.


Premises:         The eighteen (18) parcels of land located at the addresses set forth, and as further described, in Exhibit A attached hereto, together with the improvements thereon and the rights and easements appurtenant thereto, if any.

Financing:        Financing with respect to the Premises in the aggregate
                  original principal amount of _____________________________
                  Dollars ($_____________) evidenced by eighteen (18) Promissory
                  Notes (collectively the "Note") issued by the Owner to Legg
                  Mason Real Estate Services, Inc. ("Legg


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                  Mason"), and the other financing documents referred to in
                  Exhibit B attached hereto. The Note and all other documents evidencing or securing the Note as referred to in said Exhibit B are collectively referred to herein as the "Financing Documents." Legg Mason or any other holder of the Note, from time to time, shall be referred to herein as "Lender."

Lease: The Lease Agreements between the Owner and certain subsidiaries of Fleetwood Enterprises, Inc. (collectively the "Tenant"), pursuant to which the Owner has leased the Premises to Tenant as more particularly described in Exhibit C attached hereto. The Lease and the related documents set forth in Exhibit C are collectively referred to herein as the "Lease Documents."

Purchase
Price: Aggregate Purchase Price of [Fifteen Million Six Hundred Ninety Thousand Two Hundred Sixty Two Dollars ($15,690,262)] comprised of a Cash Portion and effectuation of a Loan Assumption (both defined below) plus the Lender Fees (as hereinafter defined): (as (i) The Cash Portion shall be equal to the difference between the Purchase Price and the Loan Assumption, by wire transfer of immediately available federal funds, plus (ii) The Loan Assumption means the assumption by the Buyer on the Closing Date of all obligations of Owner, Seller and Seller's affiliates under the Financing Documents including, but not in any way limited to, an outstanding balance of the Note equal to Nine Million Five Hundred Four Thousand Five Hundred Dollars ($9,504,500) (the "Assumed Loan Balance"); provided, however, that Seller may use the Cash Portion at Closing to pay down the Note in order to arrive at the Assumed Loan Balance (the "Loan Paydown") and pay the Lender Fees to Lender. On the Closing Date, the Deposit shall be credited towards the Cash Portion component of the Purchase Price.

         Deposit: Aggregate Deposit of One Hundred Thousand Dollars ($100,000), comprised of Fifty Thousand Dollars ($50,000) (the "Initial Deposit") in immediately available Federal funds to be delivered by Buyer to the Escrow Agent upon delivery of an original fully executed copy of this Agreement to the Buyer and an additional Fifty Thousand Dollars ($50,000) (the "Additional Deposit") in immediately available federal funds to be delivered by Buyer to the Escrow Agent upon expiration of the Due Diligence Period.

                  The Initial Deposit together with the Additional Deposit are herein referred to collectively as the "Deposit." Upon the Purchaser providing the Escrow Agent with an executed IRS Form W-9, the Deposit shall be held in an interest bearing account, such interest to accrue for the benefit of Purchaser.

Escrow Agent:     First American Title Insurance Company





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                  One Financial Center
                  15th Floor
                  Boston, MA  02111
                  Attention:  Annette Labreque
                  Facsimile:  (617) 345-5444
Escrow Agent's
Wiring
Instructions:     BANK: State Street Bank and Trust Company
                                    225 Franklin Street, Boston, MA  02110

                  BANK CONTACT: Diana Morris, Unit Manager
                                816/691-8619

                  ABA ROUTING NO.:  011-000-028

                  ACCOUNT NO.:      23628365

                  ACCOUNT NAME:     First American Title Insurance Company
                                    National Accounts - Escrow Account

         Please telephone Annette Labreque (617) 772-9229 with the date, amount, and transaction reference for any funds to be wired.

Exhibits
Attached:         A.  Legal Description of the Premises
                  B.  List of Financing Documents
                  C.  List of Lease Documents
                  D.  Form of Assignment of Membership Interest
                  E.  List of Environmental Reports and Additional Property
                      Information
                  F.  List of Owner Financial Statements
                  G.  List of Tenant and Lease Guarantor Financial Statements
                  H.  List of Title Documentation
                  I.  Intentionally Omitted
                  J.  Form of Non-Foreign Affidavit
                  K.  Assignment of Fee Agreement

         For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Seller agrees to sell, assign, transfer and convey the Membership Interest to Buyer, and Buyer agrees to acquire the Membership Interest from Seller, on the terms and conditions set forth herein. The terms and conditions under which the Membership Interest shall be conveyed are as follows:




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         1.       CLOSING. The date (the "Closing Date") for the performance of this Agreement (the "Closing") shall be within five (5) days after the later to occur of (a) the satisfaction or waiver by Buyer of all conditions set forth in Section 13 hereof prior to the Due Diligence Date (as hereinafter defined) or (b) Seller's Delivery to Buyer of the items listed in subsections 3(f), (g), (i), (j), (k) and (l) hereof. If any of such conditions are not satisfied prior to June 13, 2001, then this Agreement may be terminated by either party hereto, in which event the Deposit shall be returned to Buyer, unless the conditions set forth in Subsection 3(k) hereof have not been satisfied due to the actions or inactions of Buyer, or the failure of Buyer to satisfy such Lender Conditions (as hereinafter defined) that are in Buyer's control. The Closing shall be accomplished by mail and wire transfer and shall consummate at the offices of Shapiro, Israel & Weiner, P.C., 100 North Washington Street, Boston, MA ("Seller's Counsel") at 10:00 A.M. on the Closing Date, unless otherwise agreed upon in writing by Buyer and Seller.

         2. ASSIGNMENT OF MEMBERSHIP INTEREST. At the Closing, Seller shall assign, transfer and convey the Membership Interest to Buyer by execution and delivery of the Assignment of Membership Interest in the form attached hereto as Exhibit D. The Membership Interest, at the time of the Closing, shall be free and clear of any liens, encumbrances, or claims of any third parties.

         3. SELLER'S CLOSING DELIVERIES. At the Closing, Seller shall deliver to Buyer the following (collectively, the "Seller Closing Documents")

                  a. An original executed counterpart of an Assignment of Membership Interest in the form attached hereto as Exhibit D (the "Assignment"), executed by Seller and consented to by Lender;

                  b. Original counterparts, or copies certified to be true and correct, of any Due Diligence Documents (defined below) which are in Seller's possession or control;

                  c. A Non-Foreign Affidavit under the Internal Revenue Code in the form of Exhibit J attached hereto.

                  d. An original executed counterpart of an Assignment of the Fee Agreement, assigning the Fee Agreement with respect to the Owner, and as executed by Seller and Wilmington Trust, in the form of Exhibit K attached hereto (the "Assignment of Fee Agreement");

                  e. Evidence reasonably acceptable to Buyer's counsel as to the due authorization of Seller to execute and deliver all documents at the Closing required hereunder;



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                  f.       An original counterpart copy of an estoppel
                           certificate, executed by Tenant, certifying as to such matters as to which Tenant is obligated to certify under the Lease, in the form attached as an exhibit to the Lease, satisfactory to Buyer in all respects (the "Tenant Estoppel Certificate");

                  g. An original counterpart copy of an estoppel certificate executed by Fleetwood Enterprises, Inc., a Delaware corporation ("Lease Guarantor"), certifying as to such matters as are required by Buyer (the "Guarantor Estoppel Certificate") reasonably satisfactory to Buyer in all respects;

                  h. To the extent that CT Corporation ("CT") is serving as agent for service of process in the State in which any of the Premises is located, an original counterpart of a notice to CT that all future notices and invoices for fees arising in connection with its duties as local agent for service of process shall be directed to Buyer (the "CT Notice");

                  i. Evidence reasonably satisfactory to Buyer of the amount due and owing under the Financing Documents as of the Closing Date;

                  j. Endorsements (the "Title Endorsements") to each of the ALTA Owner's Policies of Title Insurance (collectively, the "Title Policies") insuring the Owner's title to the Premises, which Title Endorsements shall: (i) if necessary, increase the amount of title insurance coverage to an amount equal to that portion of the Purchase Price designated towards each individual property as set forth in Exhibit A, (ii) confirm that the transactions contemplated hereby do not affect coverage and (iii) contain non-imputation clauses acceptable to Buyer.

                  k. A written statement signed by the current holder of the Note: (i) consenting to the transfer of the Membership Interest to the Buyer; (ii) consenting to the transfer of the Yuma Property (as hereinafter defined) from Owner to a single purpose entity owned by Seller; (iii) confirming that as of the Closing Date, after the Paydown by Seller, the outstanding balance due under the Note is equal to the amount of the Loan Assumption; (iv) confirming the amount that may be re-advanced to Buyer after the Paydown by Seller; (v) confirming no defaults exist under the Financing Documents; (vi) confirming that the Financing Documents have not been amended as of the Closing Date, other than as evidenced by the Due Diligence Documents; and (vii) containing such other assurances as are reasonably required by Buyer.

                  l. A written statement signed by the Seller certifying that: (i) the Owner is a single member single purpose entity that owns no property other than the Premises and such personalty as is reasonable and necessary for ownership of the Premises, (ii) the Owner has no liabilities except for the Note, (iii) Seller owns the Membership Interest free and clear of all liens and encumbrances,



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                           (iv) there is no default under the Financing
                           Documents, (v) there is no default under the Lease;
                           (vi) the Owner has not elected to be taxed as a corporation for income tax purposes, (vii) the Financing Documents have not been amended as of the Closing Date, other than as evidenced by the Due Diligence Documents; and (viii) there are no oral agreements or understanding varying or affecting the Financing Documents or the Lease.

                  m. Certification that Seller's Representations and Warranties remain true and correct and are reaffirmed as of the Closing Date; and

                  n. Such other affidavits, documents and certificates as may be customarily and reasonably required by Buyer's counsel in order to effectuate the transaction contemplated hereby.

         4. BUYER'S CLOSING DELIVERIES. At the Closing, Buyer shall deliver to Seller the following (collectively, the "Buyer Closing Documents"):

                  a. An original executed counterpart of the Assignment, executed by Buyer;

                  b. Original executed counterpart copies of the Buyer Legal Opinions (defined in Section 14 below);

                  c. An original executed counterpart of the CT Notice, executed by Buyer;

                  d. Evidence reasonably acceptable to Seller's Counsel as to the due authorization of Buyer to execute and deliver all documents at the Closing required hereunder;

                  e. An original executed counterpart of the Assignment of Fee Agreement; and,

                  f. Such other affidavits, documents and certificates as may be customarily and reasonably required by Seller's Counsel in order to effectuate the transaction contemplated hereby.

         5. PAYMENT OF CASH PORTION. At the Closing, Buyer shall pay the Cash Portion of the Purchase Price as follows:

                  a. The Deposit which Buyer has paid this date shall be credited against the Cash Portion; and

                  b. The balance of the Cash Portion consideration, as adjusted pursuant to Section 20 below, shall be paid at the Closing by federal wire transfer of immediately available funds pursuant to the Funding and Escrow Agreement.



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         6.       DUTIES OF ESCROW AGENT. The Deposit shall be held by Escrow
                  Agent, and shall be duly accounted for at the Closing. Escrow Agent shall hold the Deposit in accordance with the terms and provisions of this Agreement, subject to the following:

                  a. Escrow Agent undertakes to perform only such duties as are expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against Escrow Agent.

                  b. Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, and any statement or assertion contained in such writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instrument in connection with the provisions of this Agreement has been duly authorized to do so. Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or validity of any instrument deposited in escrow, nor as to the identity, authority, or right of any person executing the same, and Escrow Agent's duties under this Agreement shall be limited to those provided in this Agreement.

                  c. Unless Escrow Agent discharges any of its duties under this Agreement in a negligent manner or is guilty of willful misconduct with regard to its duties under this Agreement, Seller and Buyer shall release Escrow Agent from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or other expenses, fees, or charges of any character or nature, which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement.

                  d. If the parties (including Escrow Agent) shall be in disagreement about the interpretation of this Agreement, or about their respective rights and obligations, or the propriety of any action contemplated by Escrow Agent, or the application of the Deposit, Escrow Agent shall hold the Deposit until the receipt of written instructions from both Buyer or Seller or a final order of a court of competent jurisdiction. In addition, in any such event, Escrow Agent may, but shall not be required to, file an action in interpleader to resolve the disagreement. Escrow Agent shall be indemnified for all costs and reasonable attorneys' fees in its capacity as Escrow Agent in connection with any such interpleader action and shall be fully protected in suspending all or part of its activities under this Agreement until a final judgment in the interpleader action is received.

                  e. Escrow Agent may consult with counsel of its own choice and have full and complete authorization and protection in accordance with the opinion of such counsel. Escrow Agent shall otherwise not be liable for any mistakes of fact



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                           or errors of judgment, or for any acts or omissions
                           of any kind, unless caused by its negligence or willful misconduct.

                  f. All deposits into the escrow shall be held by the Escrow Agent in an interest bearing account. All interest earned on the Deposit shall be deemed to be part of the Deposit and shall accrue to the benefit of Buyer except to the extent the Deposit becomes payable to Seller hereunder upon Buyer's default. In such event the interest earned on the Deposit shall accrue to the benefit of the Seller.

         7. REMEDIES FOR SELLER'S NON-WILLFUL BREACH. If for any reason other than a willful breach of this Agreement Seller shall be unable to assign, transfer and convey the Membership Interest to Buyer as herein stipulated, on the Closing Date, or to deliver the other Seller Closing Documents to Buyer on the Closing Date, Seller shall give written notice thereof to Buyer at or before the Closing Date, and Buyer may, at Buyer's option, either (a) terminate Buyer's obligation hereunder to purchase the Membership Interest, and the Escrow Agent shall promptly refund the Deposit to Buyer, or (b) accept such title as Seller can deliver to the Membership Interest and to pay therefor the Purchase Price without deduction or credit except for reductions necessary to remove liens secured by liquidated sums, in which case Seller shall assign, transfer and convey the Membership Interest to Buyer. Buyer acknowledges that, in the event of Seller's inability to perform as set forth above, for any reason other than a willful breach of this Agreement, including without limitation, Seller's inability to obtain Lender's Approval, the Tenant Estoppel Certificate or provide any Seller Closing Documents which must be obtained from a third party, Seller shall have no liability to Buyer therefor and Buyer's sole remedy shall be to obtain the refund of the Deposit as aforesaid.

         8. REMEDIES FOR SELLER'S WILLFUL BREACH. Subject to Section 7, in the event Seller willfully breaches its obligation to complete the sale of the Membership Interest or to perform its obligations under this Agreement, Buyer may, as its sole remedies therefor, (i) enforce specific performance of this Agreement against Seller, or (ii) terminate this Agreement and obtain a refund of the Deposit without further recourse against Seller. Notwithstanding the foregoing, should the remedy of specific performance be legally or practicably unavailable to Buyer as a result of Seller having conveyed granted an interest in, encumbered, permitted a lien against, or taken any action with respect to the Membership Interest or the Premises, then Buyer may, at its option, and in lieu of specific performance, seek to recover all damages available to it under law as a result of Seller's default. Under no circumstances shall failure to obtain Lender's Approval constitute a willful default hereunder.

         9. CONDITION OF THE PREMISES. Buyer acknowledges that Seller makes no representations regarding the Premises, and that the Premises are being acquired by Buyer, by acquisition of the Membership Interest, strictly on an "as is" basis,



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                  without representation, warranty or covenant, express or
                  implied, of any kind whatsoever, and without recourse to Seller, and that Buyer shall be obligated to purchase the Membership Interest notwithstanding any change in the condition of the Premises occurring prior to the date of the Closing, whether resulting from casualty, taking or otherwise. Nothing in this Section 9 shall affect, impair or limit Seller's representations and warranties set forth in Section 12 hereof, or in any other document provided to Buyer in connection herewith.

         10. LIQUIDATED DAMAGES. If Buyer fails to fulfill Buyer's agreements hereunder for any reason (other than Seller's breach or default) including, without limitation, Buyer's obligation to acquire the Membership Interest, to deliver the Buyer Closing Documents at the time of the Closing, and to pay the Cash Portion at the Closing, Escrow Agent shall pay the Deposit to Seller, and the Deposit shall be retained by Seller as full liquidated damages, and not as a penalty, and that shall be Seller's sole and exclusive remedy at law or equity. The parties acknowledge that, if Buyer fails to fulfill Buyer's agreements hereunder, it would be impossible to compute exactly Seller's damages. Buyer and Seller have taken these facts into account in setting the amount of the Deposit and agree that the Deposit is the best estimate of such damages and such sum represents damages and not any penalty against Buyer.

         11. BROKERAGE. Seller represents that it has dealt with no broker in connection with this Agreement. Buyer represents that it has dealt with no broker in connection with this Agreement other than Triple Net Advisors, LLC, whose commission will be paid by Buyer when and if closing occurs. Seller and Buyer each agree to indemnify and hold the other harmless from and against any liability, loss, cost, damage, or expense, including court costs and attorneys' fees, resulting from a breach of the above representations. The provisions of this Paragraph shall survive the Closing.

         12. REPRESENTATIONS AND WARRANTIES OF SELLER. Subject to all matters disclosed in any document delivered to Buyer by Seller or on any exhibit attached hereto, and subject to any information disclosed to Buyer by Seller prior to the Due Diligence Date (all such matters being referred to herein as "Exception Matters"), Seller represents and warrants to Buyer as of the date hereof as follows:

                  a. Seller has provided to Buyer true and complete copies, including any and all amendments or modifications, of all of the Financing Documents, the Lease Documents, the LLC Agreement, the Fee Agreement, the Environmental Reports (defined in
                           Section 13 below), the Financial Statements (defined in Section 13 below), the Title Documentation (defined in Section 13 below), the Additional Property Information (defined in Section 13 below), all of the documents listed in Exhibit B, and any and all other documents or items which materially affect the Membership Interest or the Premises which are in




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                           Seller's possession or subject to Seller's control
                           (collectively, the "Due Diligence Documents").

                  b. Seller is a limited liability company duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. The execution and delivery of this Agreement have been duly authorized and this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms.

                  c. Seller has not assigned, pledged or transferred the Membership Interest, and no person or other entity has any right or option to acquire the Membership Interest. The Membership Interest is free and clear of any lien, encumbrance or claim whatsoever. The Membership Interest comprises all of the economic, governing or other interests in the Owner.

                  d. Except as provided for in the Due Diligence Documentation, the Owner has not entered into any agreement which will be binding on it after the Closing.

                  e.       Seller is not a "foreign person" as defined in
                           Section 1445(f)(3) of the Internal Revenue Code.

                  f. Seller has received no written notice of any pending, threatened or contemplated suits, actions, arbitrations, claims or proceedings, at law or in equity, affecting the Owner or Premises or in which Seller is, or to the best of Seller's knowledge will be, a party by reason of Seller's ownership of the Premises.

                  g. No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or threatened against Owner or Seller or, to the best of Seller's knowledge, any general partners in Seller, nor are any of such proceedings contemplated by Seller, or, to the best of Seller's knowledge, any general partner in Seller.

                  h. Seller has received no written notice that there is any plan, study or effort of any governmental authority that in any way would materially affect the current use of the Premises or any intended public improvements that would result in any charge being levied against, or any lien assessed upon, the Premises.

                  i. Seller has not received written notice from any insurance company of any defects or inadequacies in the Premises.



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

                  j. The Lease has not been modified, amended or altered in writing or otherwise; there are no oral agreements or understanding varying or affecting the Lease, and no concessions, abatements or adjustments have been granted to the Tenant except as specified in the Lease.

                  k. Seller's interest in the Lease has not been assigned, encumbered or subjected to any liens and on the Closing Date, there will be outstanding no such assignment or encumbrance of Seller's interest in the Lease, subject, however, to the Due Diligence Documentation.

                  l. As of the Closing Date, no commissions, brokerage fees or similar payments with respect to the Lease shall be due and owing for which the Seller is bound and liable and there are no existing brokerage commission or similar agreements entered into by the Seller to which the Seller is bound or liable relating to the leasing of all or any portion of the Premises.

                  m. The Financing Documents have not been modified, amended or altered in writing or otherwise, and there are no oral agreements or understandings varying or affecting the Financing Documents.

                  n. Seller has no knowledge of any negative environmental condition affecting the Premises, except as specifically described in the Environmental Reports.

                  o. As used in this Agreement, or in any other agreement, document, certificate or instrument delivered by Seller to Buyer, the phrase "to the best of Seller's actual knowledge", "to the best of Seller's knowledge" or any similar phrase shall mean the actual, not constructive or imputed, knowledge of Marcy Axelrad, Jay Hooper (or their successor in interest), and anyone under their supervision without any obligation on their part to make any independent investigation of the matters being represented and warranted, or to make any inquiry of any other persons, or to search or examine any files, records, books, correspondence and the like.

         Seller shall have no liability whatsoever to Buyer with respect to any Exception Matters. If Buyer obtains knowledge of any Exception Matters after the date of the Agreement and prior to the Closing Date, which would make any representation and warranty of Seller untrue in any material respect, Buyer may as its exclusive remedy terminate this Agreement and receive a refund of the Deposit in accordance with the provisions of Section 7 of this Agreement upon written notice received by Seller within five (5) business days after Buyer learns of such Exception Matters. Upon any such termination of this Agreement, neither party shall have any further rights or obligations hereunder except as expressly provided for herein.



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

         The representations and warranties of Seller set forth in this Agreement, shall survive Closing for a period of three hundred sixty (360) days (the "Survival Period"). No claim for a breach of any representation or warranty of Seller shall be actionable or payable if the breach in question results from or is based on a condition, facts or other matter which was known to Buyer prior to Closing. Seller shall have no liability to Buyer for a breach of any representation or warranty unless written notice containing a description of the specific nature of such breach shall have been received by Seller from Buyer prior to the expiration of the Survival Period and an action shall have been commenced by Buyer against Seller within sixty (60) days after expiration of the Survival Period.

         12A. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller as follows:

                  a. Buyer is a limited partnership, duly organized, validly existing and in good standing under the laws of the state of Texas and has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. Buyer's general partner is ARC Fort Austin Properties, Inc., a corporation duly formed and organized under the laws of the state of Tennessee, and has all requisite power and authority to enter into this Agreement as the General Partner of Buyer and to perform its obligations hereunder. The execution and delivery of this Agreement by Buyer or its General Partner has been duly authorized.

                  b. Buyer has available to it unrestricted funds which it may use in its sole discretion to pay the full Cash Portion and otherwise comply with the provisions of this Agreement. Buyer acknowledges and agrees that its obligations hereunder are not contingent upon Buyer obtaining financing for the purchase of the Membership Interest.

                  The representations and warranties of Buyer set forth in this Agreement shall survive Closing for the Survival Period of three hundred sixty (360) days. No claim for a breach of any representation or warranty of Buyer shall be actionable or payable if the breach in question results from or is based on a condition, facts or other matter which was actually known to Seller prior to Closing. Buyer shall have no liability to Seller for a breach of any representation or warranty unless written notice containing a description of the specific nature of such breach shall have been given by Seller to Buyer prior to the expiration of the Survival Period and an action shall have been commenced by Seller against Buyer within sixty (60) days after the expiration of the Survival Period.

         13. DUE DILIGENCE PERIOD. Buyer's obligations to acquire the Membership Interest are contingent upon the following conditions having been satisfied, or waived by Buyer, on or before the later to occur of: (i) April 13, 2001 or (ii) thirty (30) days after the date of this Agreement (the "Due Diligence Date"). If Buyer does not affirmatively notify Seller in writing on or before the Due Diligence Date that Buyer has waived all of the following conditions or that such conditions have been satisfied and deliver the Additional Deposit to the Escrow Agent, the Deposit shall be immediately refunded to Buyer, and this Agreement shall be void without recourse to, or any further obligation of, the parties hereto. In consideration of such condition, Buyer acknowledges and agrees that it has been afforded an adequate opportunity to make its own investigation of the condition of the Premises and any such matters as it deems relevant with respect to the Membership Interest, the Owner, the Lease, the Financing Documents and any other matter relating to the transaction contemplated hereby. The conditions to be satisfied or waived by Buyer as aforesaid are as follows:

                  a. Buyer's review and approval, in Buyer's sole judgment, of all of the Financing Documents.

                  b. Buyer's review and approval, in Buyer's sole judgment, of all of the Lease Documents.

                  c. Buyer's review and approval, in Buyer's sole judgment, of the financial books and records, copies of any tax returns filed by or tax elections made by the Owner, and any other documentation evidencing the current financial condition of the Owner (collectively, the "Owner Financial Statements"), as listed on Exhibit F attached hereto.

                  d. Buyer's review and approval, in Buyer's sole judgment, of the existing environmental site assessment reports in Seller's possession or control covering the Premises pertaining to the presence of hazardous materials, if any, on the Premises (the "Environmental Reports"), as listed on Exhibit E attached hereto.

                  e. Buyer's review and approval, in Buyer's sole judgment, of any new environmental site assessment reports Buyer chooses to obtain, at its sole expense, during the Due Diligence Period.

                  f. Buyer's review and approval, in Buyer's sole judgment, of documentation evidencing the current financial condition of Tenant and Lease Guarantor in Seller's possession or control (collectively, the "Tenant and Lease Guarantor Financial Statements"; the Tenant and Lease Guarantor Financial Statements and the Owner Financial Statements are sometimes hereinafter collectively referred to as the "Financial Statements"), as listed on Exhibit G attached hereto.

                  g. Buyer's review and approval, in Buyer's sole judgment, of the existing title insurance policies covering the Premises and of all related title and survey documentation in Seller's possession or control (the "Title Documentation"), as listed on Exhibit H attached hereto.

                  h. Buyer's review and approval, in Buyer's sole judgment, of the existing appraisals, site plans, surveys, photographs, engineering reports, plans and specifications and evidence of compliance with law (such as certificates of occupancy) with respect to the Premises in Seller's possession or control, as listed on Exhibit E (the "Additional Property Information").

                  i. Buyer's physical inspection of the Premises, such inspection to be satisfactory in Buyer's sole judgment.

                  j. Buyer has not determined, in its sole discretion, for any reason or for no reason whatsoever that it is not advisable to proceed with the transaction contemplated herein.


         14. LENDER'S APPROVAL. It shall be a condition to the transfer of the Membership Interest under this Agreement that Buyer and/or Seller shall have obtained all necessary approvals from Lender and, if applicable, the Rating Agency (as defined in the Financing Documents) with respect to: (i) the transfer of the Membership Interest to Buyer and (ii) the transfer of a property located in Yuma, Arizona (the "Yuma Property") from Owner to a single purpose entity owned by Seller (collectively, the "Lender's Approval"), as evidenced by the execution of the Assignment by Lender or other appropriate documentation.

                  If the Lender's Approval is not obtained, unless due to the failure of Buyer to satisfy the "Lender Conditions" (defined below), then the Deposit shall be immediately refunded to Buyer, and this Agreement shall automatically terminate and be void without recourse to, or any further obligation of, the parties hereto; provided that if Lender's Approval is not obtained on or before the Closing Date, and Buyer notifies Seller of its election to extend the Closing Date for an additional 30 days, Buyer shall continue to use best commercially reasonable efforts to satisfy any conditions to Lender's Approval and to obtain the Lender's Approval and this Agreement shall remain in effect during such extension period. Buyer acknowledges that Seller has made no representations or warranties regarding Buyer's ability to obtain the Lender's Approval, and that, in the event Buyer is unable to obtain the Lender's Approval for any reason, Seller shall have no liability to Buyer therefor and Buyer's sole remedy shall be to obtain the refund of the Deposit as aforesaid.

                  In order to obtain Lender's Approval, Buyer shall do the following: (i) cause First American Title Insurance Company (the "Title Company") to issue an endorsement to the Lender's policy of title insurance issued in connection with the Financing (the "Loan Policy"), stating that the transactions contemplated by this Agreement will not affect the lien or priority of the Financing Documents as a first lien against the Premises; provided however, that (a) Seller shall provide reasonable assistance to Buyer in obtaining such endorsements and (b) Seller shall be solely responsible for clearing any title defects; (ii) deliver to Lender all information with respect to the authority and structure of Buyer and the financial status of Buyer requested by Lender, including, without limitation, certificates of legal existence and good standing, consents, votes and any formation documents creating Buyer or pursuant to which Buyer is maintained or operated and financial statements, financial histories, credit histories and histories of Buyer in operating properties similar to the Premises; (ii) deliver to Lender any document reasonably requested by Lender in connection with the Lender's Approval, including representations and warranties of Buyer to the effect that (a) it has the requisite power and authority to enter into the transactions contemplated by this Agreement,
                  (b) that it will not modify the Owner's organizational documents or the Financial Documents, (c) that the Financing Documents remain in full force and effect, unmodified and enforceable against Owner, (d) that Buyer shall not cause or permit Owner to amend the Lease with Tenant and (e) that neither Owner nor Buyer has any intention to file a petition in bankruptcy or for similar relief or protection, or (f) such other representations and warranties as Lender shall reasonably require in connection with the Lender's Approval; and (iii) Buyer shall cause its counsel, the identity of which shall be subject to the reasonable approval of Lender and any Rating Agency, to issue to Lender and the Rating Agency such legal opinions as are required under the terms of the Financing Documents or otherwise required by Lender (the "Buyer Legal Opinions") (all of the foregoing matters being referred to herein collectively as the "Lender Conditions").

         15. NO SURVIVAL. Except for the representations and warranties descented in Section 12 hereof, the acceptance of the Assignment by Buyer shall be deemed to be a full performance and discharge of every agreement and obligation of Seller herein contained or expressed, except such as are, by the express terms hereof, to be performed after the delivery of the Assignment.

         16.      TIME OF ESSENCE. Time is of the essence of this Agreement.

         17. LIMITATION ON LIABILITY. Buyer agrees that Buyer's recourse against Seller under this Agreement or under any other agreement, document, certificate or instrument delivered by Seller to Buyer (including, without limitation, any agreement, document, certificate or instrument delivered by Seller to Buyer on the Closing Date), or under any law applicable to the Premises or this transaction, shall be strictly limited to Seller's interest in the Membership Interest, (or upon consummation of the transaction contemplated hereunder, to the net proceeds of the sale thereof actually received by Seller), and that in no event shall Buyer seek or obtain any recovery or judgment against any of Seller's other assets (if any) or against any of Seller's members, managers, partners (or their constituent members, managers or partners) or against any Affiliated Entity of Seller or its assets or any director, officer, employee, or shareholder of any of the foregoing. The foregoing limitation of liability shall not apply to (i) any willful breach of Seller pursuant to Section 8, or (ii) any material misrepresentation made by Seller to Buyer in this Agreement or otherwise in connection with the transaction contemplated herein.

         18. NOTICES. All notices required or permitted hereunder shall be in writing and shall be given (a) by registered or certified mail, postage prepaid, (b) by a nationally recognized overnight delivery service which provides receipted delivery, or (c) by facsimile transmission with confirmation of receipt, addressed, (i) if to Seller, to Marcy Axelrad, Vice President, at Seller's address stated on the first page hereof or such other address as Seller shall have last designated by written notice given as aforesaid to Buyer, with a copy to Christopher
                  R. DeAgazio, Esquire, Shapiro, Israel & Weiner, P.C., 100 North Washington Street, Boston, MA 02114 (Facsimile No. 617-742-2355) , (ii) if to Buyer, at Buyer's address stated on the first page hereof or such other address as Buyer shall have last designated by written notice given as aforesaid to Seller, with a copy to T. Andrew Smith, Bass, Berry & Sims, 2700 AmSouth Center, Nashville, TN 37238 (Facsimile No.:
                  615-742-2866). Notices shall be deemed given on the date when deposited in the United States mail or with such overnight delivery service or when sent by facsimile transmission upon receipt of confirmation, as aforesaid.

         19. EXHIBITS. The Exhibits attached to or referred to herein are incorporated by reference as if set forth in full herein.

         20. PAYMENT OF FEES, COSTS AND EXPENSES. Except as otherwise provided herein, Buyer and Seller shall each pay the fees of its counsel retained in connection with this Agreement and the purchase and sale of the Membership Interest. Buyer shall be solely responsible for reimbursement of Seller for the payment of all other fees, costs, and expenses related to the Closing, including, without limitation, Rating Agency fees, fees of Lender's counsel and Wilmington Trust's counsel, fees of any servicer and special servicer and fees of any counsel to the servicer or special servicer, in connection with obtaining the Lender's Approval and Wilmington Trust's Approval (collectively, the "Lender Fees") and transfer taxes, recording fees and filing fees, if any, which Lender Fees shall be due and payable by Buyer regardless of whether the Lender's Approval is obtained or the Closing occurs. In the event that any of the Lender Fees must be paid prior to Closing, Buyer shall pay such Lender Fees and shall receive a credit for the same at Closing. In the event that Buyer is entitled to the return of its Deposit or any portion thereof pursuant to the terms of this Agreement, then there shall be deducted therefrom all Lender Fees incurred in connection with the attempt to obtain Lender's Approval. At the Closing, the Annual Administration Fee under the Fee Agreement shall be pro rated, and Buyer shall receive a credit for any unpaid Annual Administration Fee to the extent attributable to the period prior to the Closing and Seller shall receive a credit for any Annual Administration Fee which has been paid to the extent attributable to the period after the Closing.

                  Without limiting the foregoing, Buyer hereby acknowledges the following:

                  a. Buyer shall be solely responsible for the payment of all transfer taxes, if any, arising out of or resulting from the consummation of the transaction which is contemplated by this Agreement, and shall indemnify and hold Seller harmless from and against all liability, loss, cost, damage or expense, including attorneys' fees and disbursements, resulting from Buyer's failure to pay such transfer taxes, if any. The indemnity contained in this Section shall survive the Closing. Seller has made no representations or warranties to Buyer with respect to the applicability of transfer taxes to the transaction contemplated by this Agreement.

                  b. As between Buyer and Seller, there shall be no adjustments at the Closing with respect to the operation of the Premises, maintenance, taxes or other expenses.

                  c. As between Buyer and Seller, there will be an adjustment at closing for prorated rents and interest; provided, however, that Seller's liability for such adjustments will not exceed the aggregate of $15,000. Rental income and interest expense that accrue for the period prior to the Closing will be for the account of Seller and rental income and interest expense that accrue for the period on and after the Closing will be for the account of Buyer. For purposes of calculating prorations, Buyer shall be deemed to be in title to the Membership Interest, and, therefore, entitled to the income therefrom and responsible for the expenses thereof for the entire day upon which the Closing occurs. All such prorations shall be made on the basis of the actual number of days of the month which shall have elapsed as of the Closing Date and based upon the actual number of days in the month and a 365 day year.

                  d. To the extent required in order to obtain the Lender's Approval prior to the Closing Date, Buyer shall pay any Lender Fees incurred before the expiration of the Due Diligence Date. Buyer hereby agrees to make such payments with the understanding that amounts paid in connection with the same may be non-refundable and Buyer shall be responsible for all Lender Fees, regardless of whether this Agreement is terminated in accordance with its terms or continues in full force and effect. Notwithstanding the foregoing, Seller will not commence the Lender Approval process until the earlier to occur of: (i) the Due Diligence Date or (ii) Buyer providing Seller with written confirmation that if the Seller commences the Lender Approval process prior to the Due Diligence Date, Buyer will be responsible for all fees and costs incurred by the Lender, regardless of whether this Agreement is terminated in accordance with its terms or continues in full force and effect.

                  e. Seller will be responsible for Lender Fees, title fees, transfer fees and other costs associated with the transfer of the Yuma Property, including Seller's counsel fees, up to $25,000, and Buyer shall be responsible for any such reasonable costs in excess of $25,000.

                  f. Seller will be responsible for any fees or costs assessed against the Owner at or prior to the Closing Date as a result of any prepayment or late payment of the Note.

         21. NO OFFER. The submission of a draft of this Agreement or a summary of some or all of its provisions does not constitute an offer to buy or to sell the Membership Interest, it being understood and agreed that neither Buyer nor Seller shall be legally obligated with respect to the obligations hereunder unless and until this Agreement has been executed by both Buyer and Seller.

         22. APPLICABLE LAW; MODIFICATIONS; JOINT AND SEVERAL LIABILITY. This instrument is to be construed as a Massachusetts contract, is not subject to any oral understandings, or written understandings not set forth herein, is binding upon and inures to the benefit of Seller and Buyer and their respective personal representatives, successors and permitted assigns, and may be canceled or amended only by a written instrument executed by both Seller and Buyer. If two or more persons are named herein as Seller or Buyer, their obligations hereunder shall be joint and several.

         23. COUNTERPARTS. This Agreement may be executed in multiple counterparts or with multiple signature pages which, when assembled as a single document or, if not so assembled, when taken together shall be deemed to be fully effective and operative as an original document.

         24. ASSIGNMENT. Seller shall not assign this Agreement. Except as set forth in this Section, Buyer may not assign this Agreement without Seller's prior written consent; provided, however, that Buyer may: (a) assign this Agreement to a limited liability company or other single purpose entity to be hereinafter formed by Buyer, provided that such assignment does not cause Lender to withdraw or withhold the Lender Approval and (b) assign its rights, but not obligations, in this Agreement to a qualified intermediary, in order that the transaction contemplated by this Agreement be part of a like kind exchange under Section 1031 of the Internal Revenue Code of 1986, as amended.

         25.      Intentionally Omitted.

         26. WILMINGTON TRUST APPROVAL. It shall be a condition to Buyer's and Seller's obligations herein under this Agreement that the parties shall obtain all necessary approvals from Wilmington Trust (the "Wilmington Trust Approval") with respect to the Assignment of Fee Agreement, as evidenced by the execution by Wilmington Trust of the Assignment of Fee Agreement. If the Wilmington Trust Approval is not obtained on or before the Closing Date, unless Wilmington Trust is to be replaced as the independent trustee of the Owner with an institutional trustee acceptable to Buyer and Lender (the post-closing cost and fees of which shall be Buyer's sole responsibility), then the Deposit shall be immediately refunded to the Buyer and this Agreement shall automatically terminate and be void without recourse to, or any further obligation of, the parties hereto. Buyer and Seller acknowledge that neither party has made any representations or warranties regarding the ability to obtain the Wilmington Trust Approval, and that in the event the parties are unable to obtain the Wilmington Trust Approval for any reason, neither party shall have any liability therefor and notwithstanding anything in this Agreement to the contrary, Buyer's sole remedy therefor shall be to obtain the refund of the Deposit as aforesaid.

         27. FURTHER ASSURANCES. To the extent required to correct any filings (including, without limitation, Secretary of State, county or local filings) relating to the Owner to reflect the status of the Owner after consummation of the transactions contemplated by this Agreement, including without limitation, any changes in the independent manager, member, addresses or agents for service of process listed in the filing in connection with the Owner, the parties hereto agree to reasonably cooperate with each other to accomplish the same, including, without limitation, the execution, delivery and filing of any amendatory filings necessary or desirable to correct such filing. The covenants contained in this Section shall survive the Closing.

         28. CAPTIONS. The section headings appearing in this Agreement are for convenience and reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

         29. LEGAL, ACCOUNTING AND TAX ADVICE. Each party to this Agreement has obtained its own legal, accounting and tax advice, and has not relied upon the other party or other party's advisors with respect to legal, accounting and/or tax matters related to the transaction evidenced by this Agreement.

         30. COMPLETION OF FORMS. Whenever in this Agreement a document to be delivered at the Closing is described by reference to a form attached as an exhibit hereto, such documents shall be completed substantially in conformance with the referenced form attached as the Exhibit and completed in accordance with the terms of this Agreement.

         31. COVENANT OF SELLER. Seller shall maintain the existence, qualification and good standing of Seller and Owner up to and including the Closing Date.

                     [NO FURTHER TEXT APPEARS ON THIS PAGE]

Executed as an instrument under seal as of the date first set forth above.

         SELLER:                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.



                                    By:
                                        ----------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------



         BUYER:                     FORT AUSTIN LIMITED PARTNERSHIP

                                    BY:  ARC FORT AUSTIN PROPERTIES, INC.



                                        By:
                                            ------------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------




         ESCROW AGENT:              FIRST AMERICAN TITLE INSURANCE COMPANY



                                    By:
                                        ----------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------
                                               Hereunto duly authorized

                                    EXHIBIT A

                      SEE ATTACHED DESCRIPTION OF PREMISES

                                       AND

                          LEGAL DESCRIPTION OF PREMISES

                                    EXHIBIT B

                           LIST OF FINANCING DOCUMENTS

                               (follows this page)

                                    EXHIBIT C

                             LIST OF LEASE DOCUMENTS

                                    EXHIBIT D

                    FORM OF ASSIGNMENT OF MEMBERSHIP INTEREST

DATE:                                       , 2001
                  --------------------------


ASSIGNOR:                  Corporate Realty Investment Company, L.L.C.


ASSIGNEE:
                  ------------------------------------------------

                                    RECITALS:

         A. Assignor presently owns 100% of the Membership Interest of CRICFW One, LLC, a Delaware limited liability company, formed pursuant to a Limited Liability Company Agreement (the "LLC Agreement") dated as of February 8, 1998 among Wilmington Trust Company as Independent Manager and Assignor as Member (the "LLC"). As used herein, "Membership Interest" shall have the meaning given to it in the LLC Agreement.

         B. Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of March __, 2001 (the "Purchase Agreement"), wherein Assignor agreed to sell and Assignee agreed to buy the Membership Interest;

         FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Assignor agrees as follows:

         1. Assignment. Assignor assigns, transfers, sets over, and conveys to Assignee, the Membership Interest.

         2. Binding Effect. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         3. Construction; Definitions. This Assignment shall be construed according to Delaware law. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

         4. Warranty. Assignor represents and warrants that (i) the Membership Interest is being assigned, transferred, set over and conveyed free and clear of any liens, encumbrances or claims of third parties of any kind, (ii) Assignor has not assigned, pledged or transferred the membership interest to any third party, and (iii) no third party has any right or option to acquire the Membership Interest; and Assignor agrees to defend the Membership Interest unto Assignee, its successors and assigns, forever.

DATED as of the day and year first above written.

         ASSIGNOR:

         Corporate Realty Investment Company, L.L.C., a Delaware limited liability company


         By:
             ---------------------------------------------


         ACCEPTED:

         ASSIGNEE:

         -------------------------------------------------

         By:
             ---------------------------------------------
             Name:
             Its:

                                    EXHIBIT E

                          LIST OF ENVIRONMENTAL REPORTS
                       AND ADDITIONAL PROPERTY INFORMATION

                                    EXHIBIT F

                       LIST OF OWNER FINANCIAL STATEMENTS

                                    EXHIBIT G

             LIST OF TENANT AND LEASE GUARANTOR FINANCIAL STATEMENTS

                                    EXHIBIT H

                           LIST OF TITLE DOCUMENTATION

                                    EXHIBIT I


                             Intentionally Omitted.

                                    EXHIBIT J

                          FORM OF NON-FOREIGN AFFIDAVIT

         Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Corporate Realty Investment Company L.L.C. ("Seller"), the undersigned hereby certifies the following:

         1. Seller is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2.       Seller's U.S. taxpayer identification number is 04-3342656;
                  and

         3.       Seller's address is One Exeter Plaza, Boston, Massachusetts
                  02116.

         The undersigned understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalties of perjury, the undersigned declares that it has examined this certification and to the best of its knowledge and belief it is true, correct, and complete, and further declares that it has authority to sign this document.

Date:  As of _____________, ____    Corporate Realty Investment Company L.L.C.


                                    By:
                                        ----------------------------------------

                                        ---------------------------
                                        Its Chief Operating Officer

                                   EXHIBIT K

                          ASSIGNMENT OF FEE AGREEMENT

DATE:                                       , 2001
                  --------------------------


ASSIGNOR:         Corporate Realty Investment Company, L.L.C.


ASSIGNEE:                                   .
                  --------------------------

                                    RECITALS:

         A. Assignor presently owns 100% of the Membership Interest of CRICFW One, LLC, a Delaware limited liability company, formed pursuant to a Limited Liability Company Agreement dated as of February 8, 1998 (the "LLC Agreement") among Wilmington Trust Company as Independent Manager and Assignor as Member (the "LLC"). As used herein, "Membership Interest Interest" shall have the meaning given to it in the LLC Agreement.

         B. Wilmington Trust and Assignor entered into that certain Fee Agreement, dated as of ____________________, 1998 (the "Fee Agreement"), pursuant to which Fee Agreement Wilmington Trust and Assignor agreed that Wilmington Trust Company would act as Independent Manager for the LLC.

         C. Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of March __, 2001, (the "Purchase Agreement"), wherein Assignor agreed to sell and Assignee agreed to buy 100% of the Membership Interest in the LLC;

         D. In conjunction with Assignor's sale of the Membership Interest to Assignee, Assignor now would like to assign the Fee Agreement to Assignee.

         FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee agree as follows:

         1. Assignment. Assignor assigns, transfers, sets over, and conveys to Assignee, all of its right, title and interest in the Fee Agreement.

         2. Binding Effect. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         3. Construction. This Assignment shall be construed according to Delaware law.

         4. Non-Recourse. Assignee agrees that the liability of Assignor, where applicable, under this Assignment, the Purchase Agreement, and any other agreement, document, certificate or instrument delivered by Assignor to Assignee, or under any law applicable this transaction, shall be limited as provided in Section 17 of the Purchase Agreement.

DATED as of the day and year first above written.

         ASSIGNOR:

         Corporate Realty Investment Company, L.L.C., a Delaware limited liability company,


         By:
             -------------------------------------------
             Name: Marcy Axelard
             Title: Vice President

         ACCEPTED:

         ASSIGNEE:

         ------------------------------------


         By:
             -------------------------------------------
             Name:
             Title:


CONSENTED TO:

Wilmington Trust Company



By:
    -------------------------------------------
    Name:
    Title:

                                    EXHIBIT A

PROPERTY                                                       PURCHASE PRICE
--------                                                       --------------
8301 Canyon Drive, Amarillo, TX 79118                            $  554,478
330 Pearman Dairy Road, Anderson, SC 29625                       $1,025,836
12058 South Washington Hwy., Ashland, VA 23005                   $  793,692
1395 E.Lynchburg/Salem Tpk., Bedford, VA 24532                   $  977,956
409 St. Johns Road, Bonifay, FL 32425                            $1,075,858
6100 Hwy 153, Chattanooga, TN 37343                              $  952,771
40165 US Hwy 441 North, Commerce, GA 30529                       $1,038,547
1414 Ritter Drive (Route 19) Daniels, WV 25832                   $  586,239
1797 Hwy 400, Dawsonville, GA 30534                              $1,232,812
1321 19E Bypass, Elizabethton, TN 37643                          $  843,678
732 S. Ron McNair Blvd., Lake City, SC 29560                     $  606,882
905 Cobb Pkwy NE, Marietta, GA 30062                             $  994,680
1765 US Hwy 601 North, Mocksville, NC 27028                      $  989,551
6075 Savannah Way, Ravenel, SC 29470                             $  554,826
28240 Southwest Freeway, Rosenberg, TX 77471                     $  973,148
10437 South 1-35, Hewitt, TX 76706                               $  880,127
931 Carrolton Hwy, Temple, GA 30179                              $  761,803
2901 E. Service Road, West Memphis, AR 72301                     $  847,377

                                    Exhibit A

                                Legal Description

Loan # 3 -

West Memphis, Arkansas
Facility Number: 2110

Lot 20 of the Walker Estate Subdivision in the West Half of Section 9, Township 6 North, Range 9 East, in the City of West Memphis, Arkansas, as shown by plat of record in Plat Book 2 Page 201 in Crittenden County, Arkansas, and subject to easements, rights of way and set-back limits as noted on plat of record in Plat Book 4 Page 301.

Also being described on a Plan of Land entitled "ALTA/ACSM Land Title Survey prepared for Hayes & Matthews, Inc. Fleetwood Retail Corporation, 201 Eat Service Road, West Memphis, AR, Scale 1"=30', dated January 17, 2000, Job Number 18676 as follows:

All of Lot 20 of the Walker Estate Subdivision in the City of West Memphis, Crittenden County, Arkansas, as shown by a plat of record in Plat Book 2, Page 201 of the Crittenden County Records, more particularly described as: Beginning at a found 5/8" iron pin with surveyor's cap marking the Northwest Corner of said Lot 20, said point being at the intersection of the East Right-of-Way line of North Walker Avenue with the South Right-of-Way line in the South service road of highway interstate 55; thence along the South Right-of-Way line of said South service road S 65(degree)28'00" E 670.25' to a found 1 1/2" pipe; thence leaving said Right-of-Way S 24(degree)32'00" W 200' to the North line of 3rd Rich Eastern Addition to the City of West Memphis, Arkansas, as shown in plat book 2 page 118, thence along said North line N 65(degree)28'33" W 181.70' to a found 5/8" pin with surveyor's cap; thence along West line of said 3rd Rich Eastern Addition S 0(degree)58'10" W 108.70' to a found 5/8" iron pin with surveyor's cap; thence N 65(degree)32'43" W 394.98' to a found 5/8" iron pin with surveyor's cap, said point being on the East Right-of-Way line of North Walker Avenue, thence along said East Right-of-Way line North 330' to the Point of Beginning. Containing 3.78 acres, more or less.

                                    EXHIBIT A

Loan # 4

Bonifay, Florida
Facility Number 1151

Commence at the Northwest Corner of the NE 1/4 of SE 1/4 of Section 12, Township 4 North, Range 15 West, Homes County, Florida and run S 04(degree)33'44" W 63.88 feet to a point on the South Right-of-Way line of St. Johns Road; thence S 88(degree)27'24" E, along said South Right-of-Way line 768.06 feet to the Point of Beginning; thence continue along said south right-of-way line S 02(degree)13'36" W 330.00 feet; thence S 88(degree)27'24" E 341.00 feet to the West right-of-way line of State Road No. 79; thence S 02(degree)13'36" W along said West right-of-way line 368.62 feet; thence S 41(degree)07'32" W 271.34 feet to a point on the North right-of-way line of Interstate 10; thence S 88(degree)39'37" W along said North right-of-way line 363.69 feet; thence S 77(degree)22'23" W 184.25 feet, thence leaving said North right-of-way' line N 02l3'36' E 581.08 feet; thence S 88(degree)'27'24" E 311.58 feet; thence leaving said North right-of-way line N 02(degree)13'36" E 390.08 feet to the South right-of-way line of St. Johns Road and the POINT OF BEGINNING.

Being more particularly described as follows:

SURVEYOR'S LEGAL DESCRIPTION:

A portion of Section 12, Township 4 North, Range 15 West. Holmes County, Florida. being more particularly described as follows:

Commence at the Northwest corner of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of said Section 12; thence South 04(degree)33'44' West a distance of 63.88 feet to a point on the Southerly right-of-way line of St. Johns Road; thence South 88(degree)27'24" East. along said southerly right-of-way line a distance of 768.06 feet to a nail in pavement marking the POINT OF BEGINNING of the following described parcel; thence South 88(degree)30'19" East along said southerly right-of-way line a distance of 58.95 feet to an iron pipe; thence South 02(degree)13'23" West a distance of 330.00 feet to an iron pipe; thence South 88(degree)26'08" East a distance of 340.99 feet to an iron pipe on the westerly right-of-way line of State Road 79 (Variable width right-of-way); thence South 02(degree)13'05" West along said right-of-way line a distance of 369.19 feet to a rebar; thence South 41(degree)08'47" West along the mitered corner of the intersection of said westerly right-of-way line of State road 79 with the northerly right-of-way line of Interstate 10 (Variable width right-of-way) a distance of 271.40 feet to a rebar; thence South 88(degree)42'25' West along said northerly right-of-way line of Interstate 10 a distance of 363.68 feet to a rebar; thence South 77(degree)2924" West a distance of 184.20 feet to an iron pipe; thence North 02(degree)13'36" East a distance of 581.08 feet to an iron pipe; thence South 88(degree)25'53" East a distance of 311.58 feet to an iron pipe; thence North 02(degree)14'31" East a distance of 390.17 feet to the POINT OF BEGINNING.

                                    Exhibit A

Legal Description

Loan # 5
Commerce, Georgia
Facility Number: 2141



ALL THAT TRACT OR PARCEL OP LAND lying and being In the 208th GMD, Banks County, Georgia and the 255th CUD, Jackson County, Georgia and being designated Tract 3 and Tract 4 on that certain plot of survey prepared for Tony Gary by Max Lewallen, RLS, dated November 18, 1994 and recorded in Plat Book 19 Page 166 of the Banks County, Georgia records and Plat Book 45, Page 161, of the Jackson County, Georgia records, and being more particularly described as follows:

Beginning at a concrete monument found on the northeasterly variable right-of-way of U.S. Hwy. 441 & SR. 15, said concrete monument being 2,551.15 feet northwesterly along said right-of-way from the northwesterly 100 foot right-of-way of S.R. 59; thence along the said northeasterly right-of-way of U.S. Hwy. 441 & S.R. 15, the following courses: North 54 degrees 40 minutes 15 seconds West a distance of 91.19 feet to a concrete found. thence clang the arc of a curve to the right (said curve having a radius of 5,609.58 feet and being subtended by a chord with a bearing of North 23 degrees 44 minutes 30 seconds West and a length of 408.60 feet) an arc distance of 408.69 feet to on iron pin set: thence leaving said right-of-way North 77 degrees 17 minutes 08 seconds East a distance of 761.58 feet to an iron pin set; thence South 00 degrees 23 minutes 30 seconds West. a distance of 346.75 feet to an iron pin found, thence South 63 degrees 43 minutes 45 seconds West. a distance of 559.52 feet to a concrete monument found on the northeasterly variable right-of-way of U.S Hwy 441 & SR. 15. said concrete monument found being the TRUE POINT OR BEGINNING.

Said above described property contains 6.33 acres, more or less.

Banks County Tax Parcel No. 22-013A

                                    Exhibit A

                                Legal Description

Loan # 6

Dawsonville, Georgia
Facility Number: 2123

All that tract or parcel of land lying and being in Land Lot 474 of the south half of the 13th District 1st Section of Dawson County, Georgia, and being more particularly described as follows:

Beginning at a 3/4" open top pipe found at the corner common to Land Lots 473, 474, 499 and 500 of the said district, Section and county; thence North 89(degree) 17 minutes 28 seconds west, along the south land lot line of Land Lot 474, a distance of 739.92 feet to an iron pin located on the southeasterly right of way line of Georgia Highway No. 400 (a variable right of way); thence North 17(degree) 57 minutes 30 seconds east, along the southeasterly right of way line of Georgia Highway No. 400, a distance of 116.21 feet to a concrete monument; thence northeasterly, along the southeasterly right of way of Georgia Highway No. 400 along an arc of a curve to the right having a radius of 5529.58 feet and a chord bearing and distance of North 31(degree) 06 minutes 28 seconds East,
153.10 feet, an arc distance of 158.10 feet to a point; thence North 31(degree) 55 minutes 49 seconds East, along the southeasterly right of way line of Georgia Highway No. 400, a distance of 563.07 feet a point in the centerline of a creek; thence departing said right-of-way and traveling along the centerline of said creek the following courses and distances; South 73(degree) 27 minutes 56 seconds east, 13.57 feet to a point; thence North 75(degree) 51 minutes 00 seconds east, 16.86 feet to a point; thence South 62(degree) 37 minutes 31 seconds east, 26.60 feet to a point; thence South 41(degree) 43 minutes 07 seconds east, 24.43 feet to a point; thence South 09(degree) 59 minutes 25 seconds east, 20.33 feet to a point; thence South 47(degree) 13 minutes 30 seconds east, 50.44 feet to a point; thence North 89(degree) 57 minutes 14 seconds east, 33.11 feet to a point; thence North 84(degree) 55 minutes 25 seconds east, 15.74 feet to a point; thence North 32(degree) 30 minutes 06 seconds east, 11.54 feet to a point; thence South 73(degree) 20 minutes 26 seconds east, 20.88 feet to a point; thence South 77(degree) 49 minutes 22 seconds east, 49.71 feet to a point; thence South 88(degree) 19 minutes 06 seconds east, 16.13 feet to a point; thence South 51(degree) 13 minutes 58 seconds east, 51.27 feet to a point, and thence North 85(degree) 21 minutes 05 seconds east, 32.56 feet to a point located on the east land lot line of Land Lot 474; thence departing the centerline of said creek South 00(degree) 00 minutes 32 seconds west, along the east land lot line of Land Lot 474, a distance of 617.41 feet to a 1/4" open top pipe and the point of beginning; said property containing 377,646.11 square feet or 8.67 acres of land as shown and delineated on that certain plat of survey prepared for Fleetwood Homes by Thompson & Associates Land Surveying, Inc. dated 1/20/00.

                                   Exhibit A

                               Legal Description

Loan # 7
Marietta, Georgia
Facility Number: 2259

All that tract or parcel of land lying and being in Land Lot 1001 of the 16th District, 2nd Section, Cobb County, Georgia and being more particularly described as follows:

Commencing at the Land Lot corner common to Land Lots 1001, 1000, 1016, and 1017, thence North 88(degree) 16 minutes 09 seconds West a distance of 200.00' to a point; thence North 83(degree) 25 minutes 19 seconds West a distance of
77.10 feet along the southern line of Land Lot 1001 to a point; said point being the true point of beginning.

Thence continuing along said Land Lot line North 88(degree) 25 minutes 19 seconds West a distance of 458.77 feet to a 1/2 inch rebar found;

Thence North 00(degree) 24 minutes 22 seconds East a distance of 33 1.66 feet to a point;

Thence South 80(degree) 12 minutes 49 seconds East a distance of 199.66 feet to a bent 1/2 inch rebar found;

Thence North 00(degree) 24 minutes 21 seconds East a distance of 304.21 feet to a bent 1/2 inch rebar found on the southern variable right of way of Cobb Parkway;

Thence along said right of way along the arc of a curve to the right (said curve having a radius of 3700.20 feet and being subtended by a chord with a bearing of South 69(degree) 22 minutes 09 seconds East and a length of 143 66 feet) an arc distance of 148.67 feet to a point;

Thence continuing along said right of way along the arc of a curve to the right (said curve having a radius of 3721.41 feet and being subtended by a chord with a bearing of South 51(degree) 42 minutes 58 seconds East and a length of 316.65 feet) an arc distance of 316.74 feet to a point;

Thence leaving said right of way South 38(degree) 04 minutes 22 seconds West a distance of 194.20 feet to a 1/2 inch rebar found,

Thence South 02(degree) 50 minutes 35 seconds West a distance of 2l8.37 feet to a point, said point being the true point of beginning

Said tract contains 235.107 square feet of 5.158 acres, more or less.

                                    Exhibit A

                                Legal Description

Loan # 8
Temple, Georgia
Facility Number: 2094

All that tract or parcel of land lying and being in Land Lots 167 & 168 of the 7th Land District of Carroll County Georgia and being more particularly described as follows:

Beginning at an iron pin set at the intersection of the western 80 foot right of way of State Route 113 and the northern 140 foot right of way of West Luke Road; said pin being the true point of beginning.

Thence along said right of way of West Luke Road South 75(degree) 01 minutes 31 seconds West a distance of 400.44 feet to an iron pin set;

Thence leaving said right of way North 22(degree) 15 minutes 58 seconds West a distance of 727.61 feet to an iron pin set;

Thence along the centerline of a creek with a straight line bearing of North 08(degree) 06 minutes 34 seconds East and a distance of 100.25 feet to an iron pin set;

Thence South 37(degree) 31 minutes 19 seconds East a distance of 192.76 feet to a concrete monument found;

Thence South 38(degree) 32 minutes 34 seconds East a distance of 333.65 feet to a concrete monument found;

Thence South 20(degree) 53 minutes 28 seconds East a distance of 250.47 feet to an iron pin set;

Thence North 69(degree) 08 minutes 37 seconds East a distance of 90.00 feet to an iron pin set on the 80 foot right of way of State Route 113;

Thence along said right of way South 20(degree) 37 minutes 55 seconds East a distance of 211.43 feet to an iron pin set, said pin being the true point of beginning.

Also being described on a plan of land entitled "ALTA/ACSN Land Title Survey, Fleetwood Retail Corporation, 931 Carrollton Highway, Temple, Georgia", dated January 19, 2000, Job No. 18681, by Thompson & Associates Land Surveying, Inc., as follows:

All that tract or parcel of land lying and being in Land Lots 117 & 140 of the 6th Land District of Carroll County. Georgia and being more particularly described as follows: 4.

Beginning at an rebar at the intersection of the western 80 toot right of way of State Route 113 and the northern 140 foot right of way of West Luke Rood; said rebar being the TRUE POINT

OF BEGINNING; thence along said right of way of West Luke Road. South 75(degree)01'31" West a distance of 400.44 feet to a rebar; thence leaving sold right of way North 22(degree)15'58" West. a distance of 727.61 feet to a rebar; thence along the centerline of a creek with a straight-line bearing of North 08(degree)06'34" East a distance of 100.25 feet to a rebar on the Southerly right of way line of Interstate 20; thence South 87(degree)31'19" East along said right of way line, a distance of 192.76 feet to a concrete monument; thence South 38(degree)32'34" East, a distance of 333.65 feet to a concrete monument; thence South 20(degree)53'28" East. a distance of 250.47 feet; thence North 69(degree)08'37" East. a distance of 90.00 feet to a rebar on the 80 foot right of way of State Route 113; thence along said right of way South 20(degree)37'55" East a distance of 211.43 feet to a rebar; said rebar being the TRUE POINT OF BEGINNING.

                                    Exhibit A

                                Legal Description

Loan # 10
Mocksville, North Carolina
Facility Number: 1173

Lying and being in Mocksville Township of Davie County, N.C. and beginning at an iron found with a cap of Grady L. Tutterow, RLS #2527, said iron being located at the East corner of a portion of Tax Parcel 6, Tax Map H-4, being located North 33(Degree) 44' 41" West 1778.74 feet (Horizontal Grid Distance) from NCGS Monument "Blaise" being located at NAD 83, N.C. Grid Coordinates, Northing 242673.204 meters, Easting 465761.839 meters, being located North 26(Degree) 49' 32" West 393.30' (Horizontal Ground Distance) from an iron found on the North corner of a portion of Tax Parcel 6, Tax Map H-4, described in Deed Book 202, Page 575 and being located at the point of beginning.

Thence across Tax Parcel 6 with the following lines South 64(Degree) 24' 15" West 433.20 feet to an iron found; thence South 64(Degree) 23' 18" West 110.84 feet to an iron found; thence North 34(Degree) 46' 52" West 393.27 feet to an iron found in the eastern line of Dorman Brown's property, Plat Book 4, Page 31, thence with this line North 64(Degree) 21' 49" East 110.83 feet to an iron found with a Tutterow Cap; thence North 64(Degree) 28' 00" East 104.76 feet to an iron found in the South corner of John D. Rummage's property, Deed Book 56, Page 251; thence North 64(Degree) 21' 48" East 328.38 feet to an iron found; thence South 40(Degree) 52' 18" East 166.24 feet to an iron place; thence South 31(Degree) 55' 01" East 138.63 feet to an iron placed; thence South 28(Degree) 21' 12" East
95.29 feet to an iron found with a Tutterow Cap at the point of beginning.

Also being described on a plan of land entitled "ALTA/ACSM Land Title Survey, Fleetwood Retail Corporation, 1765 U.S. Highway 601/James A. Daughterty, Davie County, Mocksville, North Carolina", dated 1/21/00 as Job No. 18683, by Site Design, Inc., as follows:

ALL THAT CERTAIN PIECE, PARCEL OR TRACT OF LAND SITUATE, LYING AND BEING IN THE TOWN OF MOCKSVILLE. DAVIE COUNTY. STATE OF NORTH CAROLINA, CONTAINING 5.000 ACRES. ACCORDING TO AN "ALTA/ACSM LAND TITLE SURVEY FOR FLEETWOOD RETAIL CORPORATION, 1765 U.S. HIGHWAY 601/JAMES A. DAUGHTERTY, DAVIE COUNTY, MOCKSVILLE, NORTH CAROLINA". DATED 1/21/2000 BY SITE DESIGN. INC. WITH THE FOLLOWING METES AND BOUNDS TO WIT:

BEGINNING AT AN OLD 5/8 SOLID ROD IRON PIN ON THE SOUTHWESTERN RIGHT OF WAY OF U.S. HIGHWAY 601 AND THE JOINT NORTHERN MOST CORNER OF CAROL P. ARMSTRONG PROPERTY NOW OR FORMERLY. SAID IRON PIN BEING LOCATED N 33-44-56 W 1778.93 FEET FROM A NCGS MONUMENT (BLAISE). ALSO

LOCATED 1100 FEET +/- FROM BLAISE CHURCH ROAD, THENCE LEAVING SAID RIGHT OF WAY AND ALONG THE LINE OF THE ARMSTRONG PROPERTY S 64-25-03 W 433.26 FEET TO AN OLD 5/8 SOLID ROD IRON PIN, THENCE S 64-16-37 W 110.77 FEET TO AN OLD 1/2 SOLID ROD IRON PIN. THENCE N 34-4.8-10 W 398.32 FEET TO AN OLD 1/2 SOLID ROD IRON PIN AT OR NEAR THE END OF HILLSIDE DRIVE. THENCE TURNING AND RUNNING ALONG THE END OF HILLSIDE DRIVE AND ALONG THE LINE OF DORMAN & NANCIE BROWN PROPERTY (LOT 7 RICHARDSON ESTATE) NOW OR FORMERLY. N 64-20-59 E 110.88 FEET TO AN OLD 1/2 SOLID ROD IRON PIN. THENCE ALONG THE LINE OF THE BROWN PROPERTY (LOT 7 RICHARDSON ESTATE) N 64-25-35 E 104.77 FEET TO AN OLD 3/4 OPEN TOP IRON PIN AT THE JOINT CORNER OF JOHN D. & HAZEL FAYE RUMMAGE PROPERTY NOW OR FORMERLY, THENCE ALONG THE LINE OF THE RUMMAGE PROPERTY N 64-21-48 E 328.35 FEET TO AN OLD 3/4 1/2 OPEN TOP IRON PIN (BENT) ON THE SOUTHWESTERN RIGHT OF WAY OF U.S. HIGHWAY 601, THENCE ALONG SAID RIGHT OF WAY S 40-52-18 E 166.24 FEET TO A MAG NAIL SET, THENCE S 31-55-01 E 138.63 FEET TO A 5/8" REBAR IRON PIN SET. THENCE S 28-25-40 E 95.30
FEET TO THE POINT OF BEGINNING.

                                    Exhibit A

                                Legal Description

Loan # 11
Anderson, South Carolina
Facility Number: 2020

(1) All that certain piece, parcel or lot of land situate, lying and being in Centerville Township, County of Anderson, State of South Carolina, containing
1.87 acres, more or less, and shown as Lot A on plat made by Farmer & Simpson Engineers, by David N. Simpson, RLS, dated July 3, 1996, and recorded in the Office of the Clerk of Court for Anderson County, S.C. in Plat Slide 695 at Page 2; being shown on a resurvey thereof by Nu-South Surveying, Inc., Earl B O'Brien, S.C. RLS #10755, under date of September 4, 1998, said plat being duly of record in the aforesaid Clerk's office in Plat Slide 946 at Page 1-A. As is shown on said plat, Tract A contains 1.87 acres, more or less, and is bounded on the North by the right of way for Standridge Road; on the East and South by Tract 1 (to be separately acquired by the Grantee herein by deed to be recorded simultaneously herewith), and on the West by S.C. Highway 28 Bypass.

(2) All that certain piece, parcel or lot of land situate, lying and being in Centerville Township, County of Anderson, State of South Carolina being shown and designated as Tract 1, containing 4.44 acres, more or less, on that certain plat prepared by Nu-South Surveying, Inc., Earl B. O'Brien, S.C. RLS #10755, under date of September 4, 1998, said plat being duly of record in the aforesaid Clerk's Office in Plat Slide 946 at Page 1-A. As is shown on said plat, Tract I, herein described, is bounded on the North partially by Tract 4, partially by the right of way for Standridge Road, partially by lands of Pamela Moore (Flat Book 91 at Page 380), and partially by lands of Larry Cohen (Plat Book 19 at Page
184); on the East by lands of Ryder Truck Rental Inc. (Flat Book 33 at Page
585); on the South by Ryder Lane, and on the West partially by the 75' right of way for S.C. Highway 28 Bypass and partially by Tract 4 The metes, bounds, courses and distances as shown on said plat are incorporated herein by reference and made a part hereof.

Also being described on a Plan of Land entitled "ALTA/ACSM Land Title Survey, Fleetwood Retail Corporation, 405 Pearman Dairy Road (S.C. Highway 28 By-Pass), Anderson County, Anderson, South Carolina", dated January 17, 2000 by Site Design. Inc., Job Number 18684, as follows:

ALL THAT CERTAIN PIECE, PARCEL OR TRACT OF LAND SITUATE, LYING AND BEING IN ANDERSON COUNTY, STATE OF SOUTH CAROLINA, CONTAINING 6.311 ACRES AND BEING KNOWN AS "TRACT ONE AND TRACT FOUR ON SURVEY FOR FLEETWOOD RETAIL CORPORATION OF S.C." AND BEING RECORDED IN THE R.O.D. OFFICE FOR ANDERSON COUNTY ON SLIDE 946, PAGE 1-A. ALSO BEING SHOWN ON AN "ALTA/ACSM LAND TITLE SURVEY FOR FLEETWOOD RETAIL

CORPORATION, 405 PEARMAN DAIRY ROAD (S.C. HIGHWAY 28 BY-PASS). ANDERSON COUNTY. ANDERSON. SOUTH CAROLINA", DATED 4/17/2000 BY SITE DESIGN, INC. WITH THE FOLLOWING METES AND BOUNDS TO WIT:

BEGINNING AT AN OLD 5/8" REBAR IRON PIN ON THE SOUTHERN RIGHT OF WAY OF STANRIDGE ROAD (S-4-520) AND THE EASTERN RIGHT OF WAY OF PEARMAN DAIRY ROAD (S.C. HIGHWAY 28 BY-PASS) AT THEIR INTERSECTIONS. THENCE ALONG THE RIGHT OF WAY OF STANRIDGE ROAD (S-4-520) N 74-46-48 E 325.21 FEET TO AN OLD 1" OPEN TOP IRON PIN (BENT), THENCE N 74-53-53 E 44.21 FEET TO AN OLD 3/4" OPEN TOP IRON PIN
(BENT), THENCE N 74-35-01 E 69.05 FEET TO AN OLD 1" OPEN TOP IRON PIN AT THE JOINT CORNER OF PAMELA N. MOORE PROPERTY NOW OR FORMERLY. THENCE TURNING AND LEAVING SAID RIGHT OF WAY AND ALONG THE LINE OF THE MOORE PROPERTY S 15-25-29 E
168.75 FEET TO AN OLD 1" OPEN TOP IRON PIN, THENCE S 38-O5-09 33.83 FEET TO AN OLD 1" OPEN TOP IRON PIN, THENCE ALONG THE LINE OF THE MOORE PROPERTY AND LARRY
A. & VIRGINIA P. CONEN PROPERTY NOW OR FORMERLY N 74-31-39 E 94.99 FEET TO AN OLD 1/2 " REBAR IRON PIN AT THE JOINT CORNER OF RYDER TRUCK RENTAL. INC. PROPERTY NOW OR FORMERLY THENCE ALONG THE LINE OF RYDER TRUCK RENTAL INC. PROPERTY S 15-46-26 E 359.38 FEET TO AN OLD 1/2" REBAR IRON PIN AT `THE JOINT CORNER OF TRACT THREE FLEETWOOD RETAIL CORPORATION OF S.C. NOW OR FORMERLY, THENCE ALONG THE LINE OF TRACT THREE FLEITh4000 RETAIL CORPORATION OF S.C. S 65-57-50 W 260.20 FEET TO AN OLD 5/8" REBAR IRON PIN ON THE LINE OF TRACT TWO FLEETWOOD RETAIL CORPORATION OF S.C. NOW OR FORMERLY, THENCE ALONG THE LINE OF TRACT TWO FLEETWOOD RETAIL CORPORATION OF S.C. N 16-50-44 W 57.28 FEET TO AN OLD 5/8" REBAR IRON PIN, THENCE S 76-26-49 W 235.02 FEET TO A POINT IN POWER POLE ON THE EASTERN RIGHT OF WAY OF PEARMAN DAIRY ROAD (S.C. HIGHWAY 28 BY-PASS) CROSSING OVER AN OLD 5/8" REBAR IRON PIN AT 230.02 FEET, THENCE ALONG SAID RIGHT OF WAY N 23-54-58 W 290.72 FEET TO AN OLD 1" OPEN TOP IRON PIN (BENT). THENCE N 23-58-39 W 2.24.90 FEET TO AN OLD 5/8" REBAR IRON PIN, THENCE N 25-13-42 E 32.65
FEET TO THE POINT OF BEGINNING.

Being the same property conveyed to Grantor by Deed of Record in Book ________ Page ______, Register's Office of Anderson County, South Carolina

                                    Exhibit A

                                Legal Description

Loan # 12
Lake City, South Carolina
Facility Number: 1149

All that certain piece, parcel or tract of land lying and being situate in School District Number 3 in the City of Lake City, County of Florence, State of South Carolina containing four (4.0) acres as shown on a certain plat of the property by William F. Cox, Jr., R.L.S. dated June 4, 1998 and recorded in Plat Book 68 at Page 377 in the Office of the Clerk of Court for Florence County with the said plat being incorporated herein by reference and with the property being bounded generally as follows:

On the North by property of the South Carolina Department of Highways and Public Transportation; on the East by the right of way of US Highway 52; and on the South and West by property now or formerly of GMP Land Developers, Inc.

Also being described on a Plan of Land entitled "ALTA/ACSM Land Title Survey, Fleetwood Retail Corporation, 732 South Ron McNair Bou1evard, (U.S. Highway
52), Florence County, Lake City, South Carolina, Scale 1"= 40", dated January 14, 2000, as Job Number 18685 as follows:

ALL THAT CERTAIN PIECE, PARCEL OR TRACT OF LAND SITUATE, LYING AND BEING IN THE CITY OF LAKE CITY, FLORENCE COUNTY, STATE OF SOUTH CAROLINA, CONTAINING 4.000 ACRES, ACCORDING TO AN "ALTA/ACSM LAND TITLE SURVEY FOR FLEETWOOD RETAIL CORPORATION, 732 SOUTH RON McNAIR BOULEVARD, (U.S. HIGHWAY 52), FLORENCE COUNTY, LAKE CITY, SOUTH CAROLINA", DATED 1/14/2000 BY SITE DESIGN, INC. WITH THE FOLLOWING METES AND BOUNDS TO WIT:

BEGINNING AT AN OLD 3/4" REBAR IRON PIN ON THE WESTERN RIGHT OF OF SOUTH RON McNAIR BOULEVARD U S HIGHWAY 52, AND THE JOINT NORTHEASTERN MOST CORNER OF R & W INVESTMENTS, LLC PRORERTY NOW OR FORMERLY, SAID IRON PIN BEING 792' -+/- FROM WEST COLE ROAD. THENCE LEAVING SAID RIGHT OF WAY AND ALONG THE LINE OF R & W INVESTMENTS LLC PROPERTY N 80-22-35 W 498.01 FEET TO AN OLD 1/2" REBAR IRON PIN, THENCE N 09-57-33 E 349.91 FEET TO AN OLD 1/2" REBAR IRON PIN AT THE JOINT CORNER OF S.C. DEPARTMENT OF HIGHWAYS AND PUBLIC TRANSPORTATION PROPERTY NOW OR FORMERLY, THENCE ALONG THE LINE OF S.C. DEPARTMENT OF HIGHWAYS AND PUBLIC TRANSPORTATION PROPERTY S

80-22-16 E 497.99 FEET TO AN OLD 5/8" REBAR IRON PIN ON THE WESTERN RIGHT OF WAY OF SOUTH RON McNAIR BOULEVARD U.S HIGHWAY 52 THENCE ALONG SAID RIGHT OF WAY S 09-57-22 W 349.87 FEET TO THE POINT OF BEGINNING.

Being the same property conveyed to Grantor by Deed of Record in Book ______, Page __, Register's Office of Florence County, South Carolina

                                    Exhibit A

                                Legal Description

Loan # 13
Ravenel, South Carolina
Facility Number: 1077

All that certain piece, parcel or lot of land lying, situate and being known as Lot 10 in St. Paul's Parish in the Town of Ravenel, Charleston County, State of South Carolina, as shown on that plat of Lindsey Land Surveying Co., entitled "Plat of New Lot 10 Located in St. Paul's Parish, the Town of Ravenel, Charleston, South Carolina", said plat being dated July 22, 1997 and recorded July 25, 1997 in the RMC Office for Charleston County in Plat Book EB at Page
947. Said lot containing four (4.0) acres, more or less, and being bounded as follows:

On the North and East by lands now or formerly owned by Kenneth f. Baldwin; on the South by frontage highway of U.S. Highway 17 South known as Savannah Highway; on the Northwest by lands now or formerly of Ollie M. Brown; on the Southwest by lands now or formerly of Victor W. Martensen, all of which being shown on said plat.

Also being described on a Plan of Land entitled "ALTA/ACSM Land Title Survey, Fleetwood Retail Corporation, 6075 Savannah Highway, (U.S. Highway South, Charleston County, Ravenel, South Carolina, Scale 1"=40', dated January 13, 2000, as Job Number 18686 as follows:

ALL THAT CERTAIN PIECE, PARCEL OR TRACT OF LAND SITUATE, LYING AND BEING IN THE TOWN OF RAVENEL, CHARLESTON COUNTY, STATE OF SOUTH CAROLINA, CONTAINING 3.996 ACRES, AND BEING KNOWN AS LOT 10 ON PLAT ENTITLED "PLAT OF NEW LOT 10" AND RECORDED IN THE RMC OFFICE FOR CHARLESTON COUNTY IN PLAT BOOK EB, PAGE 947, ALSO SHOWN ON AN "ALTA/ACSM LAND TITLE SURVEY FOR FLEETWOOD RETAIL CORPORATION, 6075 SAVANNAN HIGHWAY (U.S. HIGHWAY 17 SOUTH), CHARLESTON COUNTY. RAVENEL, SOUTH CAROLINA", DATED 1/12/2000 BY SITE DESIGN, INC. WITH THE FOLLOWING METES AND BOUNDS TO WIT:

BEGINNING AT AN OLD 5/8" SOLID ROD IRON PIN LOCATED ON THE SOUTHERN RIGHT OF WAY OF SAVANNAH HIGHWAY, U.S. HIGHWAY 17 SOUTH AND THE JOINT NORTHWESTERN CORNER OF VICTOR W. MARTENSEN PROPERTY NOW OR FORMERLY, SAID IRON PIN BEING 131 +/- FROM WAGON WHEEL LANE, THENCE LEAVING SAID RIGHT OF WAY AND ALONG THE LINE OF MARTENSEN PROPERTY S 12-13-32 E 307.74 FEET TO AN OLD 1.5" OPEN TOP IRON PIN AT THE JOINT CORNER OF DEE ANN ALLEN PROPERTY NOW OR FORMERLY, THENCE ALONG THE LINE OF THE ALLEN PROPERTY S 11-54-49 E 251.94 FEET TO AN OLD 5/8" SOLID ROD IRON PIN AT THE JOINT CORNER OF KENNETH F. BALDWIN PROPERTY NOW OR FORMERLY. THENCE ALONG THE LINE OF THE BALDWIN PROPERTY

S 75-53-42 W 319.53 FEET TO AN OLD 5/8" SOLID ROD IRON PIN, THENCE N 12-03-47 W
543.88 FEET TO AN OLD 5/8" SOLID ROD IRON PIN ON THE SOUTHERN RIGHT OF WAY OF SAVANNAN HIGHWAY U.S. HIGHWAY 17 SOUTH, THENCE ALONG SAID RIGHT OF WAY N 75-54-45 E 286.76 FEET TO AN OLD 5/8" SOLID ROD IRON PIN, THENCE N 50-16-18 E
36.73 FEET TO THE POINT OF BEGINNING.

Being the same property conveyed to Grantor by Deed of Record in Book _______, Page ______, Register's Office of Charleston County, South Carolina

                                    Exhibit A

                                Legal Description

Loan # 14
Soddy Daisy, Tennessee
Facility Number: 2236

Located in the City of Chattanooga, Hamilton County, Tennessee:

Beginning at an iron rod in the south margin of Boy Scout Road, said rod being
123.7 feet west of the intersection of said margin with the west margin of Echo Glen Road, said rod marking the northwest corner of Lot I of Echo Glen Subdivision, as recorded in Plat Book 27, Page 50; thence South 30 13 minutes West following the west margin of lots 1 thru 5 of said subdivision a distance of 427.64 feet to an iron rod; thence South 43(Degree) 13 minutes West following the northwest margin of Lots 5 and 6 a distance of 70.70 feet to an iron rod; thence North 86(Degree) 47 minutes West following the North margin of Lots 6, 8 and 9 a distance of 200.00 feet to an iron rod on the east margin of Tennessee Highway No. 153, said rod marking the northwest corner of said Lot 9; thence North 3(Degree) 13 minutes East following said East margin a distance of 500.00 feet to an iron rod on the South margin of Boy Scout Road; thence South 86(Degree) 47 minutes East following said South margin a distance of 78.67 feet to an iron rod, thence continuing along said South margin along a curve to the left, said curve having a radius of 312 01 feet, a arc length of 95.57 feet, a chord bearing of South 75(Degree) 23 minutes 30 seconds East, and a chord length of 95.20 feet to an iron rod; thence continuing along said margin in South 84(Degree) 10 minutes East a distance of 78.08 feet to an iron rod, said rod being the point of beginning. As shown on Harvel & Associates, Inc. drawing dated February 2, 2000.

Being the same property conveyed to Grantor by Deed of record in Book Page ____, Register's Office of Hamilton County, Tennessee.

                                    Exhibit A

                                Legal Description

Loan # 15
Elizabethton, Tennessee
Facility Number 1161

TRACT I

Beginning on an iron pin found on the southwest side of Highway l9-E corner to Michael 3. Brown and being the northernmost corner of the property herein. described thence with the southwest right of way of Highway 19-E South 30(Degree) 33 minutes, 33 seconds East 300.00 feet to an iron pin set, thence leaving said highway a new line dividing the Ronnie G. Street and Ruth Street property South 70(Degree) 46 minutes 13 seconds West 398.72 feet to an iron pin set on the northeast side of Old Highway 19-E, thence with the northeast side of Old Highway l9-E North 20(Degree) 44 minutes 00 seconds West 300.00 feet to an iron pin found corner to Michael J Brown; thence with the line of Brown North 71(Degree) 43 minutes 00 seconds East 347.70 feet to the point of beginning, containing 2.54 acres, more or less, and being a part of the Ronnie C Street and Ruth Street property as described in Deed book 378, Page 210, and as shown on survey dated February 2, 2000 prepared by Harvel and Associates, Inc. known as Job No. 0005 for Fleetwood Retail Corporation.

TRACT II

Beginning on an iron pin set on the southwest right of way of Highway l9-E at the Southeast corner of the above-described 2 54 acres, and being located 300 00 feet from an iron pin found at the southeast corner of the Michael Brown property, as measured along the southwest side of said highway, thence with the southwest side of Highway 19-E South 30(Degree) 33 minutes 33 seconds East 25 50 feet to a point, thence leaving said highway a new line dividing the Ronnie Street and Ruth Street property South 70(Degree) 46 minutes 13 seconds West 403 07 feet to a point on the northeast side of Old Highway 19-E; thence with the northwest side of said highway North 20 44 minutes 01 seconds West 25.01 feet to an iron pin set at the southernmost ____ of the 2.54 acres described above, thence leaving Old Highway 19-E with the line of said 12.54 acres North 70(Degree)~ 46 minutes 13 seconds East 398.72 feet to the point of beginning containing 0.23 acres more or less, and being a part of the Ronnie G Street and Ruth Street property as described in Deed Book 378, Page 210, and as shown on survey dated February 2 - 2000 prepared by Barvel and Associates, Inc. known as Job No. 0005 for Fleetwood Retail Corporation.

Being the same property conveyed to Grantor by Deed of record in Book Page ____, Register's Office of Carter County, Tennessee.

                                    Exhibit A

                                Legal Description

Loan # 16
Amarillo, Texas
Facility Number: 2144

A 5.3348 acre (232385 sq.ft.) tract of land out of Section 31, Block 9, B.S. &
F. Survey, Randall County, Texas, and being a part of a called 80.66 acre tract described in a Deed to John W. Burruss as recorded in Volume 878, Page 69 of the Deed Records of Randall County, Texas, said 5.3348 acre tract being more particularly described by metes and bounds as follows:

Beginning at a 1/2" rebar found with Keys cap in the East right of way line of Interstate Highway No. 27, the southwest corner of Lot 1, Block 2, Hollywood Commercial Park Unit No. 6, as recorded in Volume 1 808, page 30, Randall County Deed Records, and the northwest corner and point of beginning of this tract, whence the southeast corner of said Section 31 bears N 90(Degree)00'00"E, 1137.15 feet and S 0(Degree)06'12" E, 2083.90 feet;

Thence S 62(Degree)25`00" E along the South line of said Lot 1, a distance of
120.75 feet to a 1/2" rebar found with Keys cap, the beginning of a curve to the left having a radius of 2084.44 feet;

Thence along said curve to the left and the south line of said Lot 1, a distance of 501.25 feet (ch. S 69(Degree)18'21" E -500.04 feet) to a 1/2" rebar set with cap stamped "S.H. 4895", the Northeast corner of this tract;

Thence S 13(Degree)48'19" W, a distance of 350.00 feet to a 1/2" rebar set with cap stamped "S.H. 4895", the southeast corner of this tract, same being a non-tangent point on a curve to the right having a radius of 2434.44 feet;

Thence along said curve to the right a distance of 585 41 feet (ch. N 69(Degree) 18' 21" W -584.00 feet) to a 1/2" rebar set with cap stamped "S.H. 4895", the end of said curve;

Thence N 62(Degree)25' 00" W, a distance of 120.50 feet to a 1/2" rebar set with cap stamped "S.H. 4895", in the East right of way line of said Interstate Highway No. 27, the Southwest corner of this tract;

Thence N 27(Degree)32' 31" E (Base Bearing) along the east right of way line of said Interstate Highway No. 27, a distance of 350.00 feet to the point of beginning of this tract;

Said tract contains a computed area of 5.3348 acres (232385 sq. ft.) more or less.

                                    Exhibit A

                                Legal Description

Loan # 18
Rosenberg, Texas
Facility Number: 1157

2.5942 acres, more or less, in the J.D. Vermillon Survey, A-341, Fort Bend County, Texas, being all of Restricted Reserve "A" of Amended Plat of Luby's Roseberg, according to the plat recorded in Slide No. 1059/B of the Plat Records of Fort Bend County, Texas.

Also being described on a Plan of Land entitled "ALTA/ACSM Land Title Survey, Fleetwood Retail Corporation. 28240 Southwest Parkway, Rosenburg, TX, Scale 1"-30', dated February 8, 2000, as Job Number 18691 as follows:

2.5942 ACRES, MORE OR LESS in the J.D. Vermilion Survey. A-341, Fort Bend County, Texas. being all of Restricted Reserve A of Amended Plot of' Lubys Rosenberg, according to the plot recorded in Slide No. 1059/2, of the Plot Records of Fort Bend County. Texas and being more particularly described as follows:

Beginning at a 3/4" Iron Rod found for the southeast corner of said Restricted Reserve A, sold point being at the intersection of the north right-of-way line of U.S. Highway 59 and the west right-of-way line of Houston Street (60' wide right-of-way);

Thence South 87'06'57" West along sold north right-of way line of U.S. Highway 59 a distance of 170.00 feet to a 3/4" Iron Rod found for corner;

Thence South 84'13'05" West continuing along said right-of-way line a distance of 130.17 feet to a 3/4" Iron Rod found for the southwest corner said Restricted Reserve A. said point being the most southerly southeast corner of Lot 3, Block 3, F.A. Kennelly Subdivision:

Thence North 02'53'03" West along the west line of said Lot 3, Block 3, F.A. Kennelly Subdivision a distance of 350.60 feet to a 3/4" Iron Rod found for corner;

Thence North 87'03'25" East along the south line of said Lot 3, Block 3. F.A. Kennelly Subdivision a distance of 130.00 feet to a 3/4" Iron Rod found for corner, said point being the most northerly southeast corner of said Lot 3, Block 3, F.A. Kennelly Subdivision;

Thence North 02'53'03" West a distance of 2.00 feet to a 3/4" Iron Pipe found for corner, said point being the southwest corner of Lot 3, Block 2, Lone Subdivision;

Thence North 87'06'57" East along the south line of said Lot 3, Block 2, Lane Subdivision a distance of 170.00 feet to a 3/4" Iron Pipe found in the west right-of-way line of Houston Street (60' wide right-of-way);

Thence South 02'53'03" East along said west right-of-way line of Houston Street a distance of 376.15 feet to the Place of Beginning and containing 113,004 square feet or 2.5942 acres of land, more or less.

                                    Exhibit A

                                Legal Description

Loan # 18
Rosenberg, Texas
Facility Number: 1157

2.5942 acres, more or less, in the J.D. Vermillon Survey, A-341, Fort Bend County, Texas, being all of Restricted Reserve "A" of Amended Plat of Luby's Rosenberg, according to the plat recorded in Slide No. 1059/B of the Plat Records of Fort Bend County, Texas.

Also being described on a Plan of Land entitled "ALTA/ACSM Land Title Survey, Fleetwood Retail Corporation. 28240 Southwest Parkway, Rosenburg, TX, Scale 1"-30', dated February 8, 2000, as Job Number 18891 as follows:

2.5942 ACRES. MORE OR LESS in the J.D. Vermillon Survey, A-341. Fort Bend County, Texas, being all of Restricted Reserve A of Amended Plot of Lubys Rosenberg according to the plot recorded in Slide No. 1059/8 of the Plat Records of Fort Bend County, Texas and being mare particularly described as follows:

Beginning at a 3/4" Iron Rod found for the southeast corner of said Restricted Reserve A, said point being at the intersection of the north right-of-way line of U.S. Highway 59 and the west right-of-way line of Houston Street (60' wide right-of-way);

Thence South 87'06'57" West along said north right-of-way line of U.S. Highway 59 a distance of 170.00 feet to a 3/4" Iron Rod found for corner:

Thence South 84'13'05" West continuing along said right-of-way line a distance of 130.17 feet to a 3/4" Iron Rod found for the southwest corner said Restricted Reserve A, said point being the most southerly southeast corner of Lot 3, Block 3, F.A. Kennelly Subdivision:

Thence North 02'53'03" West along the west line of said Lot 3, Block 3, F.A. Kennelly Subdivision a distance of 350.60 feet to a 3/4" Iron Rod found for corner;

Thence North 87'03'25" East along the south line of said Lot 3, Block 3, F.A. Kennelly Subdivision a distance of 130.00 feet to a 3/4" Iron Rod found for corner, said point being the most northerly southeast corner of said Lot 3, Block 3, F.A. Kennelly Subdivision:

Thence North 02'53'03" West a distance of 2.00 feet to a 3/4" Iron Pipe found for corner, said point being the southwest corner of Lot 3, Block 2, Lane Subdivision;

Thence North 87'06'57" East along the south line of said Lot 3, Block 2, Lane Subdivision a distance of 170.00 feet to a 3/4" Iron Pipe found in the west right-of-way line of Houston Street (60 wide right-of-way):

Thence South 02'53'03" East along said west right-of-way line of Houston Street a distance of 376.15 feet to the Place of Beginning and containing 113.004 square feet or 2.5942 acres of land, more or less.

                                    Exhibit A

                                Legal Description

Loan # 19
Waco, Texas
Facility Number: 2088


Being all of that tract of land out of the M. Martinez Survey and being a part of that called 27.00 acres described in a deed to Fleetwood Home Centers of Texas Inc. as recorded in Volume 330, Page 225 of the Official Public Records of McLennon County, Texas, and being further described as follows:

BEGINNING at a 1/2" steel rod found in the southeast right-of-way line Interstate Highway 35 for the Southwest corner of said 27.00 acres;

Thence North 26'04'00" East along the southeast right-of-way line of Interstate Highway 35 a distance of 648.72 feet to a concrete monument found for corner;

Thence South 62'25'27" West a distance of 18.08 to a concrete monument found in the southeast right-of-way line of Interstate Highway 35;

Thence North 26'03'36" East along the southeast right-of-way line of Interstate Highway 35 a distance of 135.70 feet to a 1/2" steel rod found for corner;

Thence South 63'56'24" East a distance of 500.00 feet to a 1/2" steel rod found for corner in the east line of said 27.00 acres;

Thence South 26'03'36" West along the east line of said 27.00 acres a distance of 1112.24 feet to a 1/2" steel rod found for corner, said point being the southeast corner of said 27.00 acres;

Thence North 28'57'40" West along the south line of said 27.00 acres a distance of 597.22 feet to the Point of Beginning, and containing 10.6024 acres (461,842.5 square feet) more or less.

                                    Exhibit A

                                Legal Description

Loan # 20
Ashland, Virginia
Facility Number:  2117


All that certain parcel of land, lying and being in Ashland Magisterial District, Hanover County, Virginia, containing 2.965 acres + and described on a plat entitled "Survey of 2.965 Acres of Land Part of Block B, Highland Industrial Park, Section One, Town of Ashland, Hanover County, Virginia", prepared by Youngblood, Tyler & Associates, P.C., dated November 30, 1998, recorded in Plat Book 36, page 189, in that Clerk's Office, Circuit Court, County of Hanover, Virginia, and more particularly described as follows:

Beginning at a point on the east line of U.S. Route 1, said point being 323.45' South of the south line extended of Success Street; thence from said point of beginning and continuing along the east line of U.S Route 1 N4(Degree)18'18"E, 294.25' to a point; thence leaving the east line of U.S. Route 1 along a curve to the right with a radius of 30.00' and a length of 46.31' to a point on the south line of Success Street; thence continuing along the south line of Success Street S87(Degree)14'23"E, 334.18" to a point; thence along a curve to the left with a radius of 784.24' and a length of 36.65' to a point; thence leaving the south line of Success Street S04(Degree)l8'18" W. 324.30' to a point; thence N87(Degree)14'23"W, 400.00' to the point and place of beginning containing 2.965 acres of land.

                                    Exhibit A

                                Legal Description

Loan # 21
Bedford, Virginia
Facility Number: 2090

All that certain tract or parcel of land, known and designated as Tract 11-A, containing 6.980 acres as shown on a plat recorded in Court for the County of Bedford, and made by Donnie W. Slusher, of Slusher, Simpkins and Assoc., P.C., July 29, 1994 and titled "Plat showing survey of a portion of property being conveyed by Thomas E. Reynolds, Sr. Charitable Trust and Roger H. Arthur to Mervin R. King and Virginia R. King", to which reference is here made for a more precise description of said property.

Also being described on a Plan of Land entitled "ALTA/ACSM Land Title Survey Fleetwood Retail Corporation, 1395 East Lynchburg/Salem Turnpike, Bedford Virginia, Scale 1"=40', dated February 1, 2000, as Job Number 14977 as follows:

ALL THAT CERTAIN TRACT PIECE OR PARCEL OF LAND LYING AND BEING SITUATED IN BEDFORD COUNTY, VIRGINIA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 1/4 INCH ROD FOUND IN THE SOUTH LINE OF EAST LYNCHBURG-SALEM TURNPIKE. U.S. ROUTE 460, AT ITS INTERSECTION WITH DILLON DRIVE (A PRIVATE DRIVE); THENCE LEAVING SAID ROAD SOUTH 67 DEGREES 38 MINUTES 27 SECONDS WEST 1041.38 FEET TO A 1/4 INCH ROD FOUND IN THE CENTER OF A CREEK; THENCE ALONG SAID CREEK THE FOLLOWING BEARING AND DISTANCES NORTH 02 DEGREES 25 MINUTES 48 SECONDS EAST 18.74 FEET TO A POINT; THENCE NORTH 23 DEGREES 13 MINUTES 25 SECONDS EAST
43.99 FEET TO A POINT; THENCE NORTH 01 DEGREES 48 MINUTES 15-SECONDS EAST 22.93 FEET TO A POINT; THENCE NORTH 20 DEGREES 34 MINUTES 03 SECONDS EAST 23.18 FEET TO A POINT; THENCE NORTH 04 DEGREES 34 MINUTES 37 SECONDS WEST 14.01 FEET TO A POINT; THENCE NORTH 47 DEGREES 17 MINUTES 25 SECONDS EAST 29.93 FEET TO A POINT; THENCE NORTH 06 DEGREES 59 MINUTES 11 SECONDS EAST 11.97 FEET TO A POINT; THENCE NORTH 28 DEGREES 11 MINUTES 02 SECONDS EAST 17.92 FEET TO A POINT; THENCE NORTH 19 DEGREES 19 MINUTES 15 SECONDS WEST 15.20 FEET TO A POINT; THENCE NORTH 08 DEGREES 19 MINUTES 47 SECONDS WEST 31.16 FEET TO A POINT; THENCE NORTH 06 DEGREES 00 MINUTES 54 SECONDS EAST 28.14 FEET TO A POINT; THENCE NORTH 08 DEGREES 09 MINUTES 57 SECONDS WEST 51.07 FEET TO A POINT; THENCE NORTH 17 DEGREES 59 MINUTES 34 SECONDS EAST 27.63 FEET TO A 1/4 INCH ROD FOUND IN THE CENTER OF SAID

CREEK; THENCE LEAVING SAID CREEK NORTH 53 DECREES 53 MINUTES 14 SECONDS EAST TO A 1/2 INCH ROD SET IN THE SOUTH LINE OF EAST LYNCHBURG-SALEM TURNPIKE; THENCE ALONG THE SOUTH LINE OF SAID ROAD SOUTH 45 DEGREES 50 MINUTES 12 SECONDS EAST
478.57 FEET TO THE POINT AND PLACE OF BEGINNING, CONTAINING 6.9849 ACRES. QR 304251.9 SO. FT. MORE OR LESS.

                                    EXHIBIT A

                                Legal Description

Loan #22
Daniels, West Virginia
Facility Number- 1171

A certain parcel of land situate Long West Virginia Routes 19 and 3, in the community of Daniels, in the Shady Spring District of Raleigh County, West Virginia, and being more particularly bounded and described as follows:

Beginning at a 5/8" rebar, set, on the line of SKLS Associates, LTD (DB 707, Pg
447), and on the line of C. Cameron Lewis 11 (DB 580, Pg 260), of which this description is a part, from which N 60(Degree) 58' 40" W, 108.84 feet bears a 1" pipe, found, thence leaving SKLS and going through the Lewis property; N 20(Degree) 28' 00"E, 134.43 feet to a 5/8" rebar, set on the line of Lewis and also on the line of Phyllis Meadows (R 100, Pg 1802), from which N 60(Degree) 28' 35" W, 99.70 feet bears a 1-1/2" pipe, thence with Meadows; S 60(Degree) 28' 35" E, 55.99 feet to an 18" Cherry tree, corner to Meadows, thence; N 28(Degree) 36'08" E, 232.05 feet to a 5/8" rebar, set on the southerly right of way of the G F & K Turnpike, from which N 28(Degree) 36' 08" E, 40.07 feet bears a 5/8" rebar, set on the southerly right of way of WV Rt. 1913, thence leaving Meadows and with the Turnpike right of way; S 63(Degree)11'45"E 351.20 feet to a 5/8" rebar, set, on the southerly right of way of the Turnpike and on the line of SKLS Associates, from which N 06(Degree) 58' 39" E, 23.60 feet bears a railroad spike, set on the southerly right of way of WV Rt. 19/3, thence leaving the Turnpike and with SKLS; S 06(Degree) 58' 39" W, 267.73 feet to a 5/8" rebar set, thence; S 45(Degree) 46' 17" W, 45.01 feet to a 5/8" rebar, set, thence; S 79(Degree) 17' 44" W, 29.83 feet to a 5/8" rebar, set, thence; N 47(Degree) 58' 34" W, 125.10 feet to a 5/8" rebar, set, thence; N 77(Degree) 18' 59" W, 52.77 feet to a 5/8" rebar, set, thence; N 89(Degree) 02' 44" W, 60.02 feet to a 5/8" rebar, set, thence; N 72(Degree) 28' 35" W, 134.38 feet to a 5/8" rebar, set, thence; S 45(Degree) 00' 55" W, 27.06 feet to a railroad, spike, set in a gravel road, from which S 29(Degree) 12' W, 5.7 feet bears a 5/8" rebar, thence; N 60(Degree) 58' 40" W, 85.16 feet to the point of beginning, containing 3.100 acres, more or less.

Also being shown on plan of land entitled "ALTA/ACSM Land title Survey, Fleetwood Retail Corporation, Route 19 (1414 Ritter Drive), Daniels, WV", dated 2/2/00 by Merlyn J. Jenkins & Associates, Inc., Job No. 18695 and described thereon as follows:

All that certain lot or parcel of ground situate in the Shady Spring District, County of Raleigh, State of West Virginia, bounded and described as follows:

Beginning at an old iron pin located on the South right-of-way line of G.F.& K. Turnpike, said point being situate South twenty-eight degrees thirty-six minutes and eight seconds West (S 28(Degree)36'08" W) a distance of forty and seven hundredths feet (40.07') from an old iron pin located on the South right-of-way line of U.S. Route 19 with the North right-of-way

Page Two

Daniels, West Virginia Legal Description


line of aforementioned G.F. & K. Turnpike; THENCE FROM THE PLACE OF BEGINNING along the aforementioned South right-of-way line of G.F. & K. Turnpike, South sixty-three degrees eleven minutes and forty-five seconds East (S 63(Degree)11' 45" E) for a distance of three hundred fifty-one and twenty hundredths feet (351.20') to a point; thence, South six degrees fifty-eight minutes and thirty-nine seconds West (S 6(Degree)58'39" W) for a distance of two hundred sixty-seven and seventy-three hundredths feet (267.73') to an old iron pin; thence, South forty-five degrees forty-six minutes and seventeen seconds West (S 45(Degree) 46' 17" W) for a distance of forty-five and one hundredth feet (45.01') to a point; thence, South seventy-nine degrees seventeen minutes and forty-four seconds West (S 79(Degree) 17'44" W) for a distance of twenty-nine and eighty-three hundredths feet (29.83') to an old iron pin; thence, North forty-seven degrees fifty-eight minutes and thirty-four seconds West (N 47(Degree)58'34" W) for a distance of one hundred twenty-five and ten hundredths feet (125.10') to a point; thence, North seventy-seven degrees eighteen minutes and fifty-nine seconds West (N 77(Degree) 18'59" W) for a distance of fifty-two and seventy-seven hundredths feet (52.77') to an old iron pin; thence, North eighty-nine degrees two minutes and forty-four seconds West (N 89(Degree)02'44"
W) for a distance of sixty and two hundredths feet (60.02') to an iron pin; thence, North seventy-two degrees twenty-eight minutes and thirty-five seconds West (N 72(Degree)28'35" W) for a distance of one hundred thirty-four and thirty-eight hundredths feet (134.38) to a point; thence, South forty-five degrees no minutes and fifty-five seconds West (S 45(Degree)00'55" W) for a distance of twenty-seven and six hundredths feet (27.06') to a point; thence, North sixty degrees fifty-nine minutes and twenty-two seconds West (N 60(Degree)59'22" W) for a distance of eighty-five and seventeen hundredths feet (85.17') to an old iron pin; thence, North twenty degrees twenty-eight minutes and no seconds East (N 20(Degree)28'00" E) for a distance of one hundred thirty-four and forty-three hundredths feet (134.43') to an old iron pin; thence, South sixty degrees twenty-eight minutes and thirty-five seconds East (S 60(Degree)28'35" E) for a distance of fifty-five and ninety-nine hundredths feet (55.99') to a point; thence, North twenty-eight degrees thirty-six minutes and eight seconds East (N 28(Degree)36'08" E) for a distance of two hundred thirty-two and five hundredths feet (232.05') to the place of beginning.

Containing 135,029.82 Square Feet (3.100 Acres).

                                    EXHIBIT B

                           LIST OF FINANCING DOCUMENTS

                               (follows this page)

LOAN NO. 3
West Memphis, Arkansas

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.


                                       TO


                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000
            PROPERTY: 2901 East Service Road, West Memphis, Arkansas

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3.       Mortgage, Security Agreement, Assignment of Leases and Rents

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Secretary of State of AK)

         10.      UCC-1 (Secretary of State of Massachusetts)

         11.      UCC-1 (Secretary of the State of Delaware)

         12.      UCC-3 (Secretary of State of AK)

         13.      UCC-3 (Secretary of State of MA)

         14.      UCC-3 (Secretary of State of Delaware)

II.      ASSIGNMENTS

         15. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         16.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         17.      Collateral Assignment of Indenture

         18.      General Assignment of Loan Documents I (LMMC)

         19.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         20.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         21.      Lease

         22.      Subordination, Non-Disturbance and Attornment Agreement

         23.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         24.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         25.      Survey (Lender's Copy Only)

V.       AUTHORITY, ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         26.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         27.      Certificate of Secretary

                  A.       Articles of Incorporation
                  B.       Bylaws

VII.     LEGAL OPINIONS

         28. Opinion of Jack, Lyon & Jones, P.A. with respect to enforceability of Loan Documents and Lease under Arkansas law

         29. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         30. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         31. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         32. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         33. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         34.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         35. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 4
Bonifay, Florida

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.


                                       TO


                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000
                 PROPERTY: 409 St. Johns Road, Bonifay, Florida

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Mortgage, Security Agreement. Assignment of Leases and Rents and Fixture Filing

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Secretary of State of FL)

         10.      UCC-1 (County of Holmes)

         11.      UCC-1 (Secretary of State of Massachusetts)

         12.      UCC-1 (Secretary of the State of Delaware)

         13.      UCC-3 (Secretary of State of FL)

         14.      UCC-3 (County of Holmes)

         15.      UCC-3 (Secretary of State of MA)

         16.      UCC-3 (Secretary of State of Delaware)

II.      ASSIGNMENTS

         17. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         18.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         19.      Collateral Assignment of Indenture

         20.      General Assignment of Loan Documents I (LMMC)

         21.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         22.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         23.      Lease

         24.      Subordination, Non-Disturbance and Attornment Agreement

         25.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         26.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         27.      Survey (Lender's Copy Only)

V.       AUTHORITY, ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         28.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         29.      Certificate of Secretary

                  A.       Articles of Incorporation
                  B.       Bylaws

VII.     LEGAL OPINIONS

         30. Opinion of Holland & Knight, LLP with respect to enforceability of Loan Documents and Lease under Florida law

         31. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         32. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         33. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         34. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         35. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         36.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         37. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 5
Commerce, Georgia

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.


                                       TO


                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000
              PROPERTY: 40165 U.S. Highway 441, Commerce, Georgia

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Banks County, GA)

         10.      UCC-2 (Banks County, GA)

         11.      UCC-2 (Jackson County, GA)

         12.      UCC-1 (Secretary of State of Massachusetts)

         13.      UCC-1 (Secretary of the State of Delaware)

         14.      UCC-2 (Jackson County, GA) UCC File Fixture Assignment

         15.      UCC-2 (Banks County, GA) UCC File Fixture Assignment

         16.      UCC-3 (Banks County, GA) Assignment to LM FLE Capital Company,
                  LLC

         17.      UCC-3 (Secretary of State of MA)

         18.      UCC-3 (Secretary of State of Delaware)

II.      ASSIGNMENTS

         19. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         20.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         21.      Collateral Assignment of Indenture

         22.      General Assignment of Loan Documents I (LMMC)

         23.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         24.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         25.      Lease

         26.      Subordination, Non-Disturbance and Attornment Agreement

         27.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         28.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         29.      Survey (Lender's Copy Only)

V.       AUTHORITY, ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         30.      Members Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         31.      Certificate of Secretary

                  A.       Articles of Incorporation
                  B.       Bylaws

VII.     LEGAL OPINIONS

         32. Opinion of Womble Carlyle Sandridge & Rice with respect to enforceability of Loan Documents and Lease under Georgia law

         33. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         34. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         35. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         36. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         37. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         38.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         39. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 6
Dawsonville, Georgia

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.


                                       TO


                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000

             PROPERTY: 1797 Highway 400 South, Dawsonville, Georgia

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (County of Dawson, GA)

         10.      UCC-2 (County of Dawson, GA)

         11.      UCC-1 (Secretary of State of Massachusetts)

         12.      UCC-1 (Secretary of the State of Delaware)

         13.      UCC-2 (County of Dawson, GA) UCC File Fixture Assignment-

         14. UCC-3 (County of Dawson, GA) Assignment to LM FLE Capital Company, LLC

         15.      UCC-3 (Secretary of State of MA)

         16.      UCC-3 (Secretary of State of Delaware)

II.      ASSIGNMENTS

         17. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         18.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         19.      Collateral Assignment of Indenture

         20.      General Assignment of Loan Documents I (LMMC)

         21.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         22.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         23.      Lease

         24.      Subordination, Non-Disturbance and Attornment Agreement

         25.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         26.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         27.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         28.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         29.      Certificate of Secretary

                  A.       Articles of Incorporation
                  B.       Bylaws

VII.     LEGAL OPINIONS

         30. Opinion of Womble Carlyle Sandridge & Rice with respect to enforceability of Loan Documents and Lease under Georgia law

         31. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         32. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         33. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         34. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         35. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         36.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         37. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 7
Marietta, Georgia

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.

                                       TO

                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000
                  PROPERTY: 905 Cobb Parkway, Marietta, Georgia

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-l (Cobb County, GA)

         10.      UCC-2 (County of Cobb, GA)

         11.      UCC-l (Secretary of State of Massachusetts)

         12.      UCC-l (Secretary of the State of Delaware)

         13.      UCC-2 (Cobb County, GA) UCC File Fixture Assignment

         14.      UCC-3 (County of Cobb, GA) Assignment to LM FLE Capital
                  Company, LLC

         15.      UCC-3 (Secretary of State of MA)

         16.      UCC-3 (Secretary of State of DE)

II.      ASSIGNMENTS

         17. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         18.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         19.      Collateral Assignment of Indenture

         20.      General Assignment of Loan Documents I (LMMC)

         21.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         22.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         23.      Lease

         24.      Subordination, Non-Disturbance and Attornment Agreement

         25.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         26.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         27.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         28.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         29.      Certificate of Secretary

                  A.       Articles of Incorporation
                  B.       Bylaws

VII.     LEGAL OPINIONS

         30. Opinion of Womble Carlyle Sandridge & Rice with respect to enforceability of Loan Documents and Lease under Georgia law

         31. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         32. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         33. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         34. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         35. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         36.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         37. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 8
Temple, Georgia

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.


                                       TO


                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000
                PROPERTY: 931 Carrollton Highway, Temple, Georgia

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Carroll County, GA)

         10.      UCC-2 (County of Carroll, GA)

         11.      UCC-1 (Secretary of State of Massachusetts)

         12.      UCC-1 (Secretary of the State of Delaware)

         13.      UCC-2 (Carroll County, GA) UCC File Fixture Assignment

         14. UCC-3 (County of Carroll, GA) Assignment to LM FLE Capital Company, LLC

         15.      UCC-3 (Secretary of the State of MA)

         16.      UCC-3 (Secretary of State of DE)

II.      ASSIGNMENTS

         17. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         18.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         19.      Collateral Assignment of Indenture

         20.      General Assignment of Loan Documents I (LMMC)

         21.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         22.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         23.      Lease

         24.      Subordination, Non-Disturbance and Attornment Agreement

         25.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         26.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         27.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         28.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         29.      Certificate of Secretary

                  A.       Articles of Incorporation

                  B.       Bylaws

VII.     LEGAL OPINIONS

         30. Opinion of Womble Carlyle Sandridge & Rice with respect to enforceability of Loan Documents and Lease under Georgia law

         31. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         32. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         33. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         34. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         35. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         36.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         37. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 10
Mocksville, North Carolina

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.


                                       TO


                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000
          PROPERTY: 1765 U.S. Highway 601, Mocksville, North Carolina

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge 1. Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Secretary of State of NC)

         10.      UCC-1 (County of Davie)

         11.      UCC-l (Secretary of State of Massachusetts)

         12.      UCC-l (Secretary of the State of Delaware)

         13.      UCC-3 (Secretary of State of NC)

         14.      UCC-3 (County of Davie)

         15.      UCC-3 (Secretary of State of MA)

         16.      UCC-3 (Secretary of State of DE)

II.      ASSIGNMENTS

         17. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         18.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         19.      Collateral Assignment of Indenture

         20.      General Assignment of Loan Documents I (LMMC)

         21.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         22.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         23.      Lease

         24.      Subordination, Non-Disturbance and Attornment Agreement

         25.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         26.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         27.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         28.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         29.      Certificate of Secretary

         A.       Articles of Incorporation
         B.       Bylaws

VII.     LEGAL OPINIONS

         30. Opinion of Nexsen Pruet Jacobs & Pollard, LLP with respect to enforceability of Loan Documents and Lease under North Carolina law

         31. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         32. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         33. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         34. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         35. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         36.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         37. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 11
Anderson, South Carolina

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.

                                       TO

                                 CR1CFW ONE LLC

                          CLOSING DATE: March 20, 2000

                PROPERTY: 405 Pearman Dairy Road, South Carolina

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Deed of Trust, Security Agreement, Assignment of Leases and Rents arid Fixture Filing

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Secretary of State of SC)

         10.      UCC-1 (County of Anderson)

         11.      UCC-1 (Secretary of State of Massachusetts)

         12.      UCC-1 (Secretary of the State of Delaware)

         13.      UCC-3 (Secretary of State of SC)

         14.      UCC-3 (County of Anderson)

         15.      UCC-3 (Secretary of State of MA)

         16.      UCC-3 (Secretary of State of DE)

II.      ASSIGNMENTS

         17. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         18.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         19.      Collateral Assignment of Indenture

         20.      General Assignment of Loan Documents I (LMMC)

         21.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         22.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         23.      Lease

         24.      Subordination, Non-Disturbance and Attornment Agreement

         25.      Tenant Estoppel (Guaranty attached)

V.       ADDITIONAL CLOSING ITEMS

         26.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         27.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         28.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         29.      Certificate of Secretary

         A.       Articles of Incorporation
         B.       Bylaws

VII.     LEGAL OPINIONS

         30. Opinion of Nexsen Pruet Jacobs & Pollard, LLP with respect to enforceability of Loan Documents and Lease under South Carolina law

         31. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         32. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         33. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         34. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         35. Opinions of Richards, Layton & Finger with respect to authority to file Bankruptcy

         36.      Opinion of Tenant/Guarantor's counsel, Gorman & Miller

         37. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 12
Lake City, South Carolina

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.


                                       TO


                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000

         PROPERTY: 732 South Ron McNair Road, Lake City, South Carolina

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-l (Secretary of State of SC)

         10.      UCC-1 (County of Florence)

         11.      UCC-l (Secretary of State of Massachusetts)

         12.      UCC-1 (Secretary of the State of Delaware)

         13.      UCC-3 (Secretary of State of SC)

         14.      UCC-3 (County of Charleston)

         15.      UCC-3 (Secretary of State of MA)

         16.      UCC-3 (Secretary of State of DE)

II.      ASSIGNMENTS

         17. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         18.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         19.      Collateral Assignment of Indenture

         20.      General Assignment of Loan Documents I (LMMC)

         21.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         22.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         23.      Lease

         24.      Subordination, Non-Disturbance and Attornment Agreement

         25.      Tenant Estoppel (Guaranty attached)

V.       ADDITIONAL CLOSING ITEMS

         26.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         27.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         28.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         29.      Certificate of Secretary

         A.       Articles of Incorporation
         B.       Bylaws

VII.     LEGAL OPINIONS

         30. Opinion of Nexsen Pruet Jacobs & Pollard, LLP with respect to enforceability of Loan Documents and Lease under South Carolina law

         31. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         32. Opinion of Hale and Dorr. LLP with respect to authority and due execution of Borrower and Indemnitor

         33. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         34. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         35. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         36.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         37. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 13
Ravenel, South Carolina

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.


                                       TO


                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000

            PROPERTY: 6075 Savannah Highway, Ravenel, South Carolina

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Secretary of State of SC)

         10.      UCC-1 (County of Charleston)

         11.      UCC-1 (Secretary of State of Massachusetts)

         12.      UCC-l (Secretary of the State of Delaware)

         13.      UCC-3 (Secretary of State of SC)

         14.      UCC-3 (County of Florence)

         15.      UCC-3 (Secretary of State of MA)

         16.      UCC-3 (Secretary of State of DE)

II.      ASSIGNMENTS

         17. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         18.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         19.      Collateral Assignment of Indenture

         20.      General Assignment of Loan Documents I (LMMC)

         21.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY. LLC)

         22.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         23.      Lease

         24.      Subordination, Non-Disturbance and Attornment Agreement

         25.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         26.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         27.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         28.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         29.      Certificate of Secretary

                  A.       Articles of Incorporation
                  B.       Bylaws

VII.     LEGAL OPINIONS

         30. Opinion of Nexsen Pruet Jacobs & Pollard, LLP with respect to enforceability of Loan Documents and Lease under South Carolina law

         31. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         32. Opinion of Hale and Dorr. LLP with respect to authority and due execution of Borrower and Indemnitor

         33. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         34. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         35. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         36.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         37. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

                                   LOAN NO. 14
                             Chattanooga, Tennessee

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.


                                       TO


                                 CRICFW ONE LLC

CLOSING DATE: March 20, 2000
PROPERTY: 6100 Highway 153, Chattanooga, Tennessee

BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Secretary of State of TN)

         10.      UCC-1 (Secretary of State of Massachusetts)

         11.      UCC-1 (Secretary of the State of Delaware)

         12.      UCC-3 (Secretary of State of TN)

         13.      UCC-3 (Secretary of State of MA)

         14.      UCC-3 (Secretary of State of DE)

II.      ASSIGNMENTS

         15. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         16.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         17.      Collateral Assignment of Indenture

         18.      General Assignment of Loan Documents I (LMMC)

         19.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         20.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         21.      Lease

         22.      Subordination, Non-Disturbance and Attornment Agreement

         23.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         24. Further Assurances and Post Closing Agreement (Certificate of Occupancy)

         25.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         26.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         27.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         28.      Certificate of Secretary

                  A.       Articles of Incorporation

                  B.       Bylaws

VII.     LEGAL OPINIONS

         29. Opinion of Boult, Cummings, Conners & Berry, PLC with respect to enforceability of Loan Documents and Lease under Tennessee law

         30. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         31. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         32. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         33. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         34. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         35.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         36. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 15
Elizabethton, Tennessee

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.


                                       TO


                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000

         PROPERTY: 1321 Highway 19 East Bypass, Elizabethton, Tennessee

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Secretary of State of TN)

         10.      UCC-1 (Secretary of State of Massachusetts)

         11.      UCC-1 (Secretary of the State of Delaware)

         12.      UCC-3 (Secretary of State of TN)

         13.      UCC-3 (Secretary of State of MA)

         14.      UCC-3 (Secretary of State of DE)

II.      ASSIGNMENTS

         15. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         16.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         17.      Collateral Assignment of Indenture

         18.      General Assignment of Loan Documents I (LMMC)

         19.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         20.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         21.      Lease

         22.      Subordination, Non-Disturbance and Attornment Agreement

         23.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         24.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         25.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         26.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         27.      Certificate of Secretary

                  A.       Articles of Incorporation

                  B.       Bylaws

VII.     LEGAL OPINIONS

         28. Opinion of Boult, Cummings, Conners & Berry, PLC with respect to enforceability of Loan Documents and Lease under Tennessee law

         29. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         30. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         31. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         32. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         33. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         34.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         35. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 16
Amarillo, Texas

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.


                                       TO


                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000

                  PROPERTY: 8301 Canyon Drive, Amarillo, Texas

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Secretary of State of TX)

         10.      UCC-1 (County of Randall)

         11.      UCC-1 (Secretary of State of Massachusetts)

         12.      UCC-1 (Secretary of the State of Delaware)

         13.      UCC-3 (Secretary of State of TX - Amendment - assignment to
                  LMMCC)

         14.      UCC-3 (County of Randall - Amendment - assignment to LMMCC)

         15. UCC-3 (Secretary of State of TX - Amendment- assignment to LM FLE Capital Company, LLC)

         16. UCC-3 (County of Randall - Amendment - assignment to LM FLE Capital Company, LLC)

         17.      UCC-3 (Secretary of State of MA)

         18.      UCC-3 (Secretary of State of DE)

II.      ASSIGNMENTS

         19. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         20.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         21.      Collateral Assignment of Indenture

         22.      General Assignment of Loan Documents I (LMMC)

         23.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         24.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         25.      Lease

         26.      Subordination, Non-Disturbance and Attornment Agreement

         27.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         28. Further Assurances and Post Closing Agreement (Certificate of Occupancy)

         29.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         30.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         31.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         32.      Certificate of Secretary

                  A.       Articles of Incorporation

                  B.       Bylaws

VII.     LEGAL OPINIONS

         33. Opinion of Andrews & Kurth, L.L.P. with respect to enforceability of Loan Documents and Lease under Texas law

         34. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         35. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         36. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         37. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         38. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         39.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         40. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 18
Rosenberg, Texas

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.


                                       TO


                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000

               PROPERTY: 28240 Southwest Parkway, Rosenberg, Texas

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Secretary of State of TX)

         10.      UCC-1 (County of Fort Bend)

         11.      UCC-1 (Secretary of State of Massachusetts)

         12.      UCC-1 (Secretary of the State of Delaware)

         13.      UCC-3 (Secretary of State of TX - Amendment - assignment to
                  LMMCC)

         14.      UCC-3 (County of Fort Bend - Amendment - assignment to LMMCC)

         15. UCC-3 (Secretary of State of TX - Amendment - assignment to LM FLE Capital Company, LLC)

         16. UCC-3 (County of Fort Bend - Amendment - assignment to LM FLE Capital Company, LLC)

         17.      UCC-3 (Secretary of State of MA)

         18.      UCC-3 (Secretary of State of DE)

II.      ASSIGNMENTS

         19. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         20.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         21.      Collateral Assignment of Indenture

         22.      General Assignment of Loan Documents I (LMMC)

         23.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         24.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         25.      Lease

         26.      Subordination, Non-Disturbance and Attornment Agreement

         27.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         28.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         29.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         30.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         31.      Certificate of Secretary

                  A.       Articles of Incorporation

                  B.       Bylaws

VII.     LEGAL OPINIONS

         32. Opinion of Andrews & Kurth, L.L.P. with respect to enforceability of Loan Documents and Lease under Texas law

         33. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         34. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         35. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         36. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         37. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         38.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         39. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 19
Hewitt, Texas

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.


                                       TO


                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000
                    PROPERTY: 10437 South 1-35, Hewitt, Texas

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Secretary of State of TX)

         10.      UCC-1 (County of McLennan)

         11.      UCC-1 (Secretary of State of Massachusetts)

         12.      UCC-1 (Secretary of the State of Delaware)

         13.      UCC-3 (Secretary of State of TX - Amendment - Assignment to
                  LMMCC)

         14.      UCC-3 (County of McLennan - Amendment - Assignment to LMMCC)

         15. UCC-3 (Secretary of State of TX - Amendment - Assignment to LM FLE Capital Company, LLC)

         16. UCC-3 (County of McLennan - Amendment - Assignment to LM FLE Capital Company, LLC)

         17.      UCC-3 (Secretary of State of MA)

         18.      UCC-3 (Secretary of State of DE)

II.      ASSIGNMENTS

         19. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         20.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         21.      Collateral Assignment of Indenture

         22.      General Assignment of Loan Documents I (LMMC)

         23.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         24.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         25.      Lease

         26.      Subordination, Non-Disturbance and Attornment Agreement

         27.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         28.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         29.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         29.      Certificate of Secretary

                  A.       Articles of Incorporation

                  B.       Bylaws

VII.     LEGAL OPINIONS

         30. Opinion of Nexsen Pruet Jacobs & Pollard, LLP with respect to enforceability of Loan Documents and Lease under South Carolina law

         31. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         32. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         33. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         34. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         35. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         36.      Opinions of Tenant/Guarantor's counsel, Gorrnan & Miller

         37. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 20
Ashland, Virginia

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.

                                       TO

                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000

           PROPERTY: 12058 South Washington Highway, Ashland, Virginia

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Credit Line Deed of Trust, Security Agreement, Assignment of Leases and Rents, Easement and Fixture Filing

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Secretary of State of VA)

         10.      UCC-1 (County of Hanover)

         11.      UCC-1 (Secretary of State of Massachusetts)

         12.      UCC-1 (Secretary of the State of Delaware)

         13.      UCC-3 (Secretary of State of VA)

         14.      UCC-3 (County of Hanover)

         15.      UCC-3 (Secretary of State of MA)

         16.      UCC-3 (Secretary of State of DE)

II.      ASSIGNMENTS

         17. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         18.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         19.      Collateral Assignment of Indenture

         20.      General Assignment of Loan Documents I (LMMC)

         21.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         22.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         23.      Lease

         24.      Subordination, Non-Disturbance and Attornment Agreement

         25.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         26. Further Assurances and Post-Closing Agreement (Certificate of Occupancy)

         27.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         28.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         29.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         30.      Certificate of Secretary

                  A.       Articles of Incorporation

                  B.       Bylaws

VII.     LEGAL OPINIONS

         31. Opinion of Thompson, Hine & Flory with respect to enforceability of Loan Documents and Lease under Virginia law

         32. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         33. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         34. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         35. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         36. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         37.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         38. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 21
Bedford, Virginia

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.

                                       TO

                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000
        PROPERTY: 1395 East Lynchburg/Salem Turnpike, Bedford, Virginia

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Credit Line Deed of Trust, Security Agreement, Assignment of Leases and Rents, Easement and Fixture Filing

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Secretary of State of VA)

         10.      UCC-1 (County of Bedford)

         11.      UCC-1 (Secretary of State of Massachusetts)

         12.      UCC-1 (Secretary of the State of Delaware)

         13.      UCC-3 (Secretary of State of VA)

         14.      UCC-3 (County of Bedford)

         15.      UCC-3 (Secretary of State of MA)

         16.      UCC-3 (Secretary of State of DE)

II.      ASSIGNMENTS

         17. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         18.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         19.      Collateral Assignment of Indenture

         20.      General Assignment of Loan Documents I (LMMC)

         21.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         22.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         23.      Lease

         24.      Subordination, Non-Disturbance and Attornment Agreement

         25.      Tenant Estoppel (Guaranty attached)

IV.      ADDITIONAL CLOSING ITEMS

         26.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         27.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         28.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         29.      Certificate of Secretary

                  A.       Articles of Incorporation

                  B.       Bylaws

VII.     LEGAL OPINIONS

         30. Opinion of Thompson, Hine & Flory with respect to enforceability of Loan Documents and Lease under Virginia law

         31. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         32. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         33. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         34. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         35. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         36.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         37. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

LOAN NO. 22
Daniels, West Virginia

                                    LOAN FROM

                      LEGG MASON REAL ESTATE SERVICES, INC.

                                       TO

                                 CRICFW ONE LLC

                          CLOSING DATE: March 20, 2000
               PROPERTY: 1414 Ritter Drive, Daniels, West Virginia

                                  BINDER INDEX

I.       FINANCING DOCUMENTS

         1.       Promissory Note with Allonge I, Allonge II and Allonge III

         2.       Paydown and Readvance Agreement

         3. Credit Line Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing

         4.       Assignment of Lease and Rents

         5.       Indemnity and Guaranty Agreement

         6.       Receipt and Closing Certificate

         7.       Disbursement Agreement

         8.       Rent Direction Letter

         9.       UCC-1 (Secretary of State of WV)

         10.      UCC-1 (Secretary of State of Massachusetts)

         11.      UCC-1 (Secretary of the State of Delaware)

         12.      UCC-3 (Secretary of State of WV)

         13.      UCC-3 (Secretary of State of MA)

         14.      UCC-3 (Secretary of State of DE)

II.      ASSIGNMENTS

         15. Indenture Assignment to Legg Mason Mortgage Capital Corporation ("LMMC")

         16.      Indenture Assignment to LM FLE CAPITAL COMPANY, LLC

         17.      Collateral Assignment of Indenture

         18.      General Assignment of Loan Documents I (LMMC)

         19.      General Assignment of Loan Documents II (LM FLE CAPITAL
                  COMPANY, LLC)

         20.      Collateral General Assignment of Loan Documents

III.     LEASE DOCUMENTS

         21.      Lease

         22.      Subordination, Non-Disturbance and Attornment Agreement

         23.      Tenant Estoppel (Guaranty attached)

V.       ADDITIONAL CLOSING ITEMS

         24.      Closing Instruction Letter/"Marked-up" Title
                  Commitment/Proforma

         25.      Survey (Lender's Copy Only)

V.       AUTHORITY. ETC. DOCUMENTS FOR BORROWER AND CONSTITUENTS

         26.      Member's Certificate

VI.      TENANT'S ORGANIZATIONAL DOCUMENTS

         27.      Certificate of Secretary

                  A.       Articles of Incorporation

                  B.       Bylaws

VII.     LEGAL OPINIONS

         28. Opinion of Jackson & Kelly with respect to enforceability of Loan Documents and Lease under West Virginia law

         29. Opinion of Hale and Dorr, LLP with respect to non-consolidation and related bankruptcy matters

         30. Opinion of Hale and Dorr, LLP with respect to authority and due execution of Borrower and Indemnitor

         31. Opinion of Richards, Layton & Finger with respect to due organization of Borrower and Indemnitor

         32. Opinion of Richards, Layton & Finger with respect to the enforceability of the Guaranty

         33. Opinion of Richards, Layton & Finger with respect to authority to file Bankruptcy

         34.      Opinions of Tenant/Guarantor's counsel, Gorman & Miller

         35. Opinion of Eastwick Rose & Wright with respect to enforceability of Loan Documents under Maryland Law

                                    EXHIBIT C

                             LIST OF LEASE DOCUMENTS

                                  See attached

                           EXHIBIT C - LIST OF LEASES

1. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Home Centers of Texas for the property located at 8301 Canyon Drive, Amarillo, TX 79118.

2. Lease dated March 21, 2000 by and between CRJCFW One, LLC and Fleetwood Retail Corp. of South Carolina for the property located at 330 Pearman Dairy Road, Anderson, SC 29625.

3. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Retail Corp. of Virginia for the property located at 12058 South Washington Hwy., Ashland, VA 23005.

4. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Retail Corp. of Virginia for the property located at 1395
         E. Lynchburg/Salem Tpk., Bedford, VA 24532.

5. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Retail Corp. of Florida for the property located at 409 St. Johns Road, Bonifay, FL 32425.

6. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Retail Corp. of Tennessee for the property located at 6100 Hwy 153, Chattanooga, TN 37343.

7. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Retail Corp. of Georgia for the property located at 40165 US Hwy 441 North, Commerce, GA 30529.

8. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Retail Corp. of West Virginia for the property located at 1414 Ritter Drive (Route 19) Daniels, WV 25832.

9. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Retail Corp. of Georgia for the property located at 1797 Hwy 400, Dawsonville, GA 30534.

10. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Retail Corp. of Tennessee for the property located at 1321 19E Bypass, Elizabethton, TN 37643.

11. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Retail Corp. of South Carolina for the property located at 732 S. Ron McNair Blvd., Lake City, SC 29560.

12. Lease dated March 21, 2000 by and between CRJCFW One, LLC and Fleetwood Retail Corp. of Georgia for the property located at 905 Cobb Pkwy NE, Marietta, GA 30062.

13. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Retail Corp. of North Carolina for the property located at 1765 US Hwy 601 North, Mocksville, NC 27028.

14. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Retail Corp. of South Carolina for the property located at 6075 Savannah Way, Ravenel, SC 29470.

15. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Home Centers of Texas for the property located at 28240 Southwest Freeway, Rosenberg, TX 77471.

16. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Home Centers of Texas for the property located at 10437 South I-35, Hewitt, TX 76706.

17. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Retail Corp. of Georgia for the property located at 931 Carrolton Hwy, Temple, GA 30179.

18. Lease dated March 21, 2000 by and between CRICFW One, LLC and Fleetwood Retail Corp. of Arkansas for the property located at 2901 E. Service Road, West Memphis, AR 72301.

                                    EXHIBIT D

                    FORM OF ASSIGNMENT OF MEMBERSHIP INTEREST

DATE:                           , 2001
          ----------------------
ASSIGNOR:  Corporate Realty Investment Company, L.L.C.

ASSIGNEE:
          -----------------------------------------

                                    RECITALS:

A. Assignor presently owns 100% of the Membership Interest of CRICFW One, LLC, a Delaware limited liability company, formed pursuant to a Limited Liability Company Agreement (the "LLC Agreement") dated as of February 8, 1998 among Wilmington Trust Company as Independent Manager and Assignor as Member (the "LLC"). As used herein, "Membership Interest" shall have the meaning given to it in the LLC Agreement.

B. Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of March __, 2001 (the "Purchase Agreement"), wherein Assignor agreed to sell and Assignee agreed to buy the Membership Interest;

FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Assignor agrees as follows:

         1. Assignment. Assignor assigns, transfers, sets over, and conveys to Assignee, the Membership Interest.

         2. Binding Effect. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         3. Construction; Definitions. This Assignment shall be construed according to Delaware law. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

         4. Warranty. Assignor represents and warrants that (i) the Membership Interest is being assigned, transferred, set over and conveyed free and clear of any liens, encumbrances or claims of third parties of any kind, (ii) Assignor has not assigned, pledged or transferred the membership interest to any third party, and (iii) no third party has any right or option to acquire the Membership Interest; and Assignor agrees to defend the Membership Interest unto Assignee, its successors and assigns, forever.

DATED as of the day and year first above written.

ASSIGNOR:

Corporate Realty Investment Company, L.L.C., a Delaware limited liability company


By:
    ----------------------------------------


ACCEPTED:

ASSIGNEE:



By:
    ----------------------------------------
         Name:
         Its:

                                    EXHIBIT E

                          LIST OF ENVIRONMENTAL REPORTS
                       AND ADDITIONAL PROPERTY INFORMATION

                                    EXHIBIT F

                       LIST OF OWNER FINANCIAL STATEMENTS

                                  See attached

                                 CRICFW ONE LLC
                                  Balance Sheet
                                 March 31, 2000


                                     ASSETS

Current Assets
     Financing Costs                     $   147,830.13
                                         --------------
Total Current Assets                                              147,830.13

Property and Equipment
     Building                             10,156,366.65
     Land                                 10,511,860.16
                                         --------------

Total Property and Equipment                                   20,668,226.81

Other Assets
                                         --------------
Total Other Assets                                                      0.00
                                                              --------------
Total Assets                             $20,816,056.94       $20,816,056.94
                                                              ==============

                             LIABILITIES AND ASSETS
Current Liabilities
     Advance to/from CRIC                $   158,013.53
                                         --------------
Total Current Liabilities                                         158,013.53

Long-Term Liabilities                     20,658,043.41
                                         --------------
Total Long-Term Liabilities                                    20,658,043.41
                                                              --------------
Total Liabilities                                              20,816,056.94

Capital
     Net Income                                    0.00
                                         --------------
Total Capital                                                           0.00
                                                              --------------
Total Liabilities & Capital                                   $20,816,056.94
                                                              ==============

                                    EXHIBIT G

             LIST OF TENANT AND LEASE GUARANTOR FINANCIAL STATEMENTS

                                    EXHIBIT H

                           LIST OF TITLE DOCUMENTATION

                                  See attached

                           EXHIBIT H - TITLE DOCUMENTS

1. First American Title Insurance Company Pro-Forma Title Policy regarding the property located at 8301 Canyon Drive, Amarillo, TX 79118.

2. First American Title Insurance Company Pro-Forma Title Policy regarding the property located at 330 Pearman Dairy Road, Anderson, SC 29625.

3. First American Title Insurance Company Title Policy Number 616440 dated March 29, 2000 at 3:57 p.m. regarding the property located at 12058 South Washington Hwy., Ashland, VA 23005.

4. First American Title Insurance Company Title Policy Number 616443 dated April 3, 2000 at 9:50 a.m. regarding the property located at 1395 E. Lynchburg/Salem Tpk., Bedford, VA 24532.

5. First American Title Insurance Company Title Policy Number FA-35-12403 1 dated April 6, 2000 at 11:34 a.m. regarding the property located at 409 St. Johns Road, Bonifay, FL 32425.

6. First American Title Insurance Company Title Policy Number 5488935 dated April 4, 2000 at 3:11 p.m. regarding the property located at 6100 Hwy 153, Chattanooga, TN 37343.

7. First American Title Insurance Company Title Policy Number FA-33-353887 dated May 1, 2000 at 11:40 a.m. regarding the property located at 40165 US Hwy 441 North, Commerce, GA 30529.

8. First American Title Insurance Company Pro-Forma Title Policy regarding the property located at 1414 Ritter Drive (Route 19) Daniels, WV 25832.

9. First American Title Insurance Company Title Policy Number FA-33-353889 dated April 28, 2000 at 11:45 a.m. regarding the property located at 1797 Hwy 400, Dawsonville, GA 30534.

10. First American Title Insurance Company Title Policy Number 5863883 dated March 27, 2000 at 2:29 p.m. regarding the property located at 1321 19E Bypass, Elizabethton, TN 37643.

11. First American Title Insurance Company Title Policy Number FA-32-91498 dated March 29, 2000 at 1:31 p.m. regarding the property located at 732 S. Ron McNair Blvd., Lake City, SC 29560.

12. First American Title Insurance Company Pro-Forma Title Policy regarding the property located at 905 Cobb Pkwy NE, Marietta, GA 30062.

13. First American Title Insurance Company Title Policy Number FA-32-78851 dated March 28, 2000 at 11:39 p.m. regarding the property located at 1765 US Hwy 601 North, Mocksville, NC 27028.

14. First American Title Insurance Company Pro-Forma Title Policy regarding the property located at 6075 Savannah Way, Ravenel, SC 29470.

15. First American Title Insurance Company Title Policy Number 014377 dated March 30, 2000 regarding the property located at 28240 Southwest Freeway, Rosenberg, TX 77471.

16. First American Title Insurance Company Title Policy Number 014379 dated March 30, 2000 regarding the property located at 10437 South 1-35, Hewitt, TX 76706.

17. First American Title Insurance Company Pro-Forma Title Policy regarding the property located at 931 Carrolton Hwy, Temple, GA 30179.

18. First American Title Insurance Company Title Policy Number 5859438 dated March 21, 2000 regarding the property located at 2901 E. Service Road, West Memphis, AR 72301.

                                    EXHIBIT I


                             Intentionally Omitted.

                                   EXHIBIT J
                         FORM OF NON-FOREIGN AFFIDAVIT

         Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Corporate Realty Investment Company L.L.C. ("Seller"), the undersigned hereby certifies the following:

         1. Seller is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2.       Seller's U.S. taxpayer identification number is 04-3342656;
                  and

         3.       Seller's address is One Exeter Plaza, Boston, Massachusetts
                  02116.

         The undersigned understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalties of peijury, the undersigned declares that it has examined this certification and to the best of its knowledge and belief it is true, correct, and complete, and further declares that it has authority to sign this document.

Date:  As of ____________, ________ Corporate Realty Investment Company L.L.C.



                                    By:
                                        ----------------------------------------

                                    -------------------------
                                    Its Chief Operating Officer

                                    EXHIBIT K

                           ASSIGNMENT OF FEE AGREEMENT

DATE:                                    , 2000
           ------------------------------

ASSIGNOR: Corporate Realty Investment Company, L.L.C.


ASSIGNEE:
           ------------------------------

                                    RECITALS:

         A. Assignor presently owns 100% of the Membership Interest of CRICFW One, LLC, a Delaware limited liability company, formed pursuant to a Limited Liability Company Agreement dated as of February 8, 1998 (the "LLC Agreement") among Wilmington Trust Company as Independent Manager and Assignor as Member (the "LLC"). As used herein, "Membership Interest Interest" shall have the meaning given to it in the LLC Agreement.

         B. Wilmington Trust and Assignor entered into that certain Fee Agreement, dated as of _____________________, 1998 (the "Fee Agreement"), pursuant to which Fee Agreement Wilmington Trust and Assignor agreed that Wilmington Trust Company would act as Independent Manager for the LLC.

         C. Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of March __, 2001, (the "Purchase Agreement"), wherein Assignor agreed to sell and Assignee agreed to buy 100% of the Membership Interest in the LLC;

         D. In conjunction with Assignor's sale of the Membership Interest to Assignee, Assignor now would like to assign the Fee Agreement to Assignee.

         FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee agree as follows:

         1. Assignment. Assignor assigns, transfers, sets over, and conveys to Assignee, all of its right, title and interest in the Fee Agreement.

         2. Binding Effect. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         3. Construction. This Assignment shall be construed according to Delaware law.

         4. Non-Recourse. Assignee agrees that the liability of Assignor, where applicable, under this Assignment, the Purchase Agreement, and any other agreement, document, certificate or instrument delivered by Assignor to Assignee, or under any law applicable this transaction, shall be limited as provided in Section 17 of the Purchase Agreement.

DATED as of the day and year first above written.

         ASSIGNOR:

         Corporate Realty Investment Company, L.L.C., a Delaware limited liability company,


         By:
             -------------------------------------------------
                  Name:  Marcy Axelard
                  Title: Vice President

         ACCEPTED:

         ASSIGNEE:


         -----------------------------------------------------

         By:
             -------------------------------------------------
                  Name:
                  Title:




CONSENTED TO:

Wilmington Trust Company

By:
    ----------------------------------------
         Name:
         Title:

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Amendment") is executed as of this 4th day of May, 2001, by and between CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company ("Seller"), and FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership ("Buyer")

                              W I T N E S S E T H:

         WHEREAS, Seller and Buyer entered into that certain Purchase and sale Agreement dated April 5, 2001, (the "Agreement"); all capitalized terms not otherwise defined herein shall have the same meanings as in the Agreement; and

         WHEREAS, Seller and Buyer desire to amend the Agreement in certain respects; and

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Agreement is hereby amended in all respects necessary to reflect that, as of the Closing Date, the Assumed Loan Balance shall equal Nine Million Four Hundred Four Thousand Five Hundred and No/100ths dollars ($9,404,500).

         IN WITNESS WHEREOF, the undersigned parties have executed this Amendment to be effective the ___ day of May, 2001.

                                   SELLER:
                                   CORPORATE REALTY INVESTMENT
                                   COMPANY, L.L.C., a Delaware limited liability company



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   BUYER:
                                   FORT AUSTIN LIMITED PARTNERSHIP, a
                                   Texas limited partnership

                                   By: ARC Fort Austin Limited Properties, Inc.,
                                       its general partner



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

         THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Amendment") is executed as of this ___ day of May, 2001, by and between CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company ("Seller"), and FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership ("Buyer")

                              W I T N E S S E T H:

         WHEREAS, Seller and Buyer entered into that certain Purchase and sale Agreement dated April 5, 2001, as amended by First Amendment to Purchase and Sale Agreement dated May __, 2001, (the "Agreement") all capitalized terms not otherwise defined herein shall have the same meanings as in the Agreement; and

         WHEREAS, Seller and Buyer desire to amend the Agreement in certain respects; and

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         The Agreement is hereby amended to extend the Due Diligence Period in
Section 13 as to the items listed on Exhibit A only. Said Due Diligence Period shall be extended as to said items until seven (7) days after all listed items are received by Buyer.

         IN WITNESS WHEREOF, the undersigned parties have executed this Amendment to be effective the ___ day of May, 2001.

                                   SELLER:
                                   CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   BUYER:
                                   FORT AUSTIN LIMITED PARTNERSHIP, a
                                   Texas limited partnership

                                   By: ARC Fort Austin Limited Properties, Inc.,
                                       its general partner



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

         THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Amendment") is executed as of this 29th day of May, 2001, by and between CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company ("Seller"), and FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership ("Buyer")

                              W I T N E S S E T H:

         WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement dated April 5, 2001 as amended by a First Amendment to Purchase and Sale Agreement dated May __, 2001 and a Second Amendment to Purchase and Sales Agreement dated as of May 7, 2001 (the "Agreement"); all capitalized terms not otherwise defined herein shall have the same meanings as in the Agreement; and

         WHEREAS, Seller and Buyer desire to amend the Agreement in certain respects; and

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         The Agreement is hereby amended in all respects necessary to reflect that, as of the Closing Date, the Assumed Loan Balance shall equal Nine Million Fifty Thousand Dollars ($9,050,000.00).

         IN WITNESS WHEREOF, the undersigned parties have executed this Amendment to be effective the 29th day of May, 2001.

                                   SELLER:
                                   CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   BUYER:
                                   FORT AUSTIN LIMITED PARTNERSHIP, a
                                   Texas limited partnership

                                   By: ARC Fort Austin Limited Properties, Inc.,
                                       its general partner



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                       8301 CANYON DRIVE, AMARILLO, TEXAS

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Deed of Trust, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (a) As of this date of closing of the Transfer, the requirements set forth in Sections (9) b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (b) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (c) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (d) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (e) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (a) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (b) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (c) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile: 615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile: 615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                330 PEARMAN DAIRY ROAD, ANDERSON, SOUTH CAROLINA

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Mortgage, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (f) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (g) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (h) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (i) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (j) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (d) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (e) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (f) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                         Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member



                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                12058 SOUTH WASHINGTON HIGHWAY, ASHLAND, VIRGINIA

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Credit Line Deed of Trust, Security Agreement, Assignment of Lease and Rents, Easement and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (k) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (l) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (m) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (n) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (o) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (g) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (h) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (i) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                  BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:   615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary

                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                 1395 E. LYNCHBURG/SALEM TPK., BEDFORD, VIRGINIA

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Credit Line Deed of Trust, Security Agreement, Assignment of Lease and Rents, Easement and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (p) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (q) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (r) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (s) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (t) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (j) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (k) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (l) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                  BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC

                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:   615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                      409 ST. JOHNS ROAD, BONIFAY, FLORIDA

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Mortgage, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (u) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (v) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (w) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (x) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (y) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (m) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (n) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (o) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                    6100 HIGHWAY 153, CHATTANOOGA, TENNESSEE

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Deed of Trust, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (z) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (aa) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (bb) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (cc) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (dd) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (p) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (q) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (r) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                  40165 US HIGHWAY 441 NORTH, COMMERCE, GEORGIA

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Deed to Secure Debt, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (ee) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (ff) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (gg) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (hh) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (ii) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (s) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (t) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (u) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                  BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:   615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
              1414 RITTER DRIVE (ROUTE 19), DANIELS, WEST VIRGINIA

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Deed of Trust, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (jj) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (kk) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (ll) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (mm) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (nn) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (v) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (w) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (x) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                     1797 HIGHWAY 400, DAWSONVILLE, GEORGIA

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Deed to Secure Debt, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (oo) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (pp) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (qq) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (rr) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (ss) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (y) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (z) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (aa) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                    1321 19E BYPASS, ELIZABETHTON, TENNESSEE

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Deed of Trust, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (tt) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (uu) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (vv) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (ww) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (xx) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (bb) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (cc) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (dd) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
             732 S. RON MCNAIR BOULEVARD, LAKE CITY, SOUTH CAROLINA

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Mortgage, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (yy) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (zz) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (aaa) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (bbb) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (ccc) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (ee) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (ff) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (gg) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                     905 COBB PARKWAY NE, MARIETTA, GEORGIA

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Deed to Secure Debt, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (ddd) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (eee) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (fff) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (ggg) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (hhh) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (hh) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (ii) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (jj) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
              1765 US HIGHWAY 601 NORTH, MOCKSVILLE, NORTH CAROLINA

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Deed of Trust, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (iii) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (jjj) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (kkk) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (lll) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (mmm) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (kk) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (ll) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (mm) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                   6075 SAVANNAH WAY, RAVENEL, SOUTH CAROLINA

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Mortgage, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (nnn) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (ooo) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (ppp) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (qqq) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (rrr) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (nn) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (oo) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (pp) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                   [28240 SOUTHWEST FREEWAY, ROSENBERG, TEXAS

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Deed of Trust, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (sss) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (ttt) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (uuu) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (vvv) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (www) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (qq) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (rr) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (ss) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                         10437 SOUTH I-35, HEWITT, TEXAS

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Deed of Trust, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (xxx) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (yyy) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (zzz) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (aaaa) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (bbbb) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (tt) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (uu) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (vv) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                     931 CARROLTON HIGHWAY, TEMPLE, GEORGIA

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Deed to Secure Debt, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (cccc) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (dddd) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (eeee) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (ffff) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (gggg) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (ww) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (xx) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (yy) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President

                      INSTRUMENT OF ACCESION AND ASSUMPTION
                  2901 E. SERVICE ROAD, WEST MEMPHIS, ARKANSAS

         This Instrument of Accession and Assumption dated June __, 2001, made by ARC FLEETWOOD, LLC, a Tennessee limited liability company, (the "Acceding Beneficial Owner"), CORPORATE REALTY INVESTMENT COMPANY, L.L.C., a Delaware limited liability company (the "Existing Beneficial Owner") and CRICFW ONE, LLC, a Delaware limited liability company (the "Borrower") in respect of the Mortgage, Security Agreement, Assignment of Lease and Rents and Fixture Filing effective as of March 21, 2000 (the "Indenture") from the Borrower to LEGG MASON REAL ESTATE SERVICES, INC., a Pennsylvania corporation as mortgagee (the "Lender"). This Instrument of Accession is entered into pursuant to Subsection 9(b)(i) of the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

         WHEREAS, the Existing Beneficial Owner desires to transfer to the Acceding Beneficial Owner and the Acceding Beneficial Owner desires to purchase from the Existing Beneficial Owner, the beneficial interest in the Borrower on the terms and conditions set forth herein, pursuant to Subsection 9(b) of the Indenture (the "Transfer"); and

         WHEREAS, the Lender has heretofore assigned, transferred, granted, set over and conveyed all of the Lender's interest in, to and under the Note, Indenture and Other Security Documents to Legg Mason Mortgage Capital Corporation, a Maryland corporation, who further assigned, transferred, granted, set over and conveyed all of its interest in, to and under the Note, Indenture and Other Security Documents to LM FLE Capital Company, LLC, a Delaware limited liability company (the "Participating Lender") and the Participating Lender has issued and sold participation interests in its interest in the Note, Indenture and Other Security Documents to the Legg Mason Mortgage Capital Corporation Lease-Backed Commercial Mortgage Pass-Through Trust, Series 2000-CTL-2.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:

         Section 1. Assumption. The Acceding Beneficial Owner hereby expressly assumes and agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, indemnities, duties and liabilities, if any, applicable to the "Beneficial Owner" under the Note, Indenture, and each Other Security Document to which the Existing Beneficial Owner is a party, if any, as if the Acceding Beneficial Owner had been the original "Beneficial Owner" thereto. All references to any Beneficial Owner in the Note, Indenture and each Other Security Document shall be deemed to be and include references to the Acceding Beneficial Owner.

         Section 2. Representations of the Existing Beneficial Owner and the Borrower. The Existing Beneficial Owner and the Borrower represent and warrant to the parties hereto that:

                  (hhhh) As of this date of closing of the Transfer, the requirements set forth in Sections (9)b and 20 of the Indenture have been satisfied in regard to the obligations of the Borrower and the Existing Beneficial Owner.

                  (iiii) To the current actual knowledge of the Existing Beneficial Owner, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (jjjj) To the knowledge of the Borrower, as of the date hereof and after giving effect to the Transfer of the beneficial interest in the Borrower from the Existing Beneficial Owner to the Acceding Beneficial Owner, there exists no Default or Event of Default and no default or event of default under any Other Security Document.

                  (kkkk) The Transfer of the beneficial ownership interest in and to the Borrower as contemplated is permitted by the organizational documents of the Borrower and the Existing Beneficial Owner.

                  (llll) The Borrower has paid to the Lender all of the Lender's costs and expenses incurred in connection with the Transfer set forth in subsection 9(b)(vi) of the Indenture.

         Section 3. Representations of the Acceding Benefit Owner. The Acceding Beneficial Owner represents that:

                  (zz) The requirements set forth in Section 20 of the Indenture are satisfied after giving effect to the contemplated Transfer.

                  (aaa) The Transfer of the beneficial ownership interest in and to the Borrower is permitted by the organizational documents of the Borrower and of the Acceding Beneficial Owner.

                  (bbb) The Acceding Beneficial Owner represents and warrants that each of the representations and warranties as applicable to the Acceding Beneficial Owner set forth on Exhibit Q to the Certificate Purchase Agreement are true and correct with respect to and as applied to the Acceding Beneficial Owner and said representations and warranties are hereby incorporated in full as is specifically set forth herein.

         Section 4. Information. Any notices and other information heretofore provided to the Existing Beneficial Owner and the Borrower under the Indenture or Other Security Documents shall hereafter be provided to the Acceding Beneficial Owner and the Borrower at the following address:

                 ACCEDING BENEFICIAL OWNER
         Name       ARC Fleetwood, LLC
         Address:   111 Westwood Place, Suite 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284

                 BORROWER
         Name       CRICFW One, LLC
         Address:   c/o ARC Fleetwood, LLC
                    111 Westwood Place, Suit 200
                    Brentwood, TN  37027
                    Attn:  George T. Hicks
         Phone:  615-221-2260
         Facsimile:  615-221-5284


         Section 5. Governing Law. THIS INSTRUMENT OF ACCESSION AND ASSUMPTION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TENNESSEE. TO THE FULLEST EXTENT PERMITTED BY LAW, PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ACCESSION AND ASSUMPTION.

         Section 6. Counterparts. This instrument may be executed in any number of counterparts all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused the Instrument of Accession and Assumption to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARC FLEETWOOD, LLC
                                    as the Acceding Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        George T. Hicks, Secretary


                                    CORPORATE REALTY INVESTMENT COMPANY, L.L.C.
                                    as the Existing Beneficial Owner



                                    By:
                                        ----------------------------------------
                                        Marcy Axelrad, Executive Vice President


                                    CRICFW ONE, LLC
                                    as the Borrower

                                    By: Corporate Realty Investment Company,
                                        L.L.C., its sole member


                                        By:
                                            ------------------------------------
                                            Marcy Axelrad, Exec. Vice President